UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

KraneShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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KraneShares Trust

280 Park Avenue

32nd Floor

New York, NY 10017

KraneShares 100% KWEB Defined Outcome January 2027 ETF (KPRO)
KraneShares 2X Long BABA Daily ETF (KBAB)
KraneShares 2X Long BIDU Daily ETF (KBDU)
KraneShares 2X Long JD Daily ETF (KJD)
KraneShares 2X Long MELI Daily ETF (KMLI)
KraneShares 2X Long PDD Daily ETF (KPDD)
KraneShares 90% KWEB Defined Outcome January 2027 ETF (KBUF)
KraneShares Artificial Intelligence and Technology ETF (AGIX)
KraneShares Asia Pacific High Income USD Bond ETF (KHYB)
KraneShares Bosera MSCI China A 50 Connect Index ETF (KBA)
KraneShares California Carbon Allowance Strategy ETF (KCCA)
KraneShares China Alpha Index ETF (KCAI)
KraneShares CSI China Internet ETF (KWEB)
KraneShares Dragon Capital Vietnam Growth Index ETF (KPHO)
KraneShares Electric Vehicles & Future Mobility Index ETF (KARS)
KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)
KraneShares Global Carbon Strategy ETF (KRBN)
KraneShares Global Humanoid and Embodied Intelligence Index ETF (KOID)
KraneShares Hang Seng TECH Index ETF (KTEC)	KraneShares Hedgeye Hedged Equity Index ETF (KSPY)
KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF (KIQQ)
KraneShares KWEB Covered Call Strategy ETF (KLIP)
KraneShares Man Buyout Beta Index ETF (BUYO)
KraneShares Mount Lucas Managed Futures Index Strategy ETF (KMLM)
KraneShares MSCI All China Health Care Index ETF (KURE)
KraneShares MSCI China Clean Technology Index ETF (KGRN)
KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)
KraneShares MSCI One Belt One Road Index ETF (OBOR)
KraneShares SSE STAR Market 50 Index ETF (KSTR)
KraneShares Sustainable Ultra Short Duration Index ETF (KCSH)
KraneShares Value Line® Dynamic Dividend Equity Index ETF (KVLE)
KraneShares Wahed Alternative Income Index ETF (KWIN)
Quadratic Deflation ETF (BNDD)
Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL)

(each, a “Fund” and collectively, the “Funds”)

A Message from the Principal Executive Officer of KraneShares Trust to all Shareholders

[March 6], 2026

Dear Shareholder:

You are invited to attend a joint special meeting (the “Special Meeting”) of the shareholders of each Fund of KraneShares Trust (the “Trust”), scheduled for May 7, 2026, at 9:30 a.m. Eastern Time. The Special Meeting will be held at the offices of Krane Funds Advisors, LLC (“Krane”) at 280 Park Avenue, 32nd Floor, New York, New York 10017.

The Special Meeting is required because of an anticipated change in the ownership structure of Krane, the investment adviser of each Fund. The Special Meeting has been called to vote on two proposals. As a shareholder of one or more Fund(s), you have the right to vote on one or both of these matters, as described below.

The Special Meeting is being held for the following purposes:

(1)	To approve a new investment advisory agreement between Krane and the Trust on behalf of each Fund (“Proposal 1”) (To be voted on by shareholders of each Fund, voting separately); and

(2)	To authorize KraneShares Bosera MSCI China A 50 Connect Index ETF (KBA) to rely on a manager of managers exemptive order (“Proposal Two”) (To be voted on by shareholders of KBA).

At the Special Meeting, shareholders will also be asked to transact any other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Proposal 1

As discussed in more detail in the enclosed Proxy Statement, Krane recently entered into an agreement whereby its officers and certain of its employees, among others, through KFA Two Holdings, LLC, will acquire a majority interest in Krane from China International Capital Corporation (USA) Holdings Inc., resulting in a change of control of Krane (the “Transaction”). The closing of the Transaction (“Closing”) will result in an “assignment” of the current investment advisory agreement between Krane and the Trust, on behalf of each Fund (the “Current Advisory Agreement”), under the Investment Company Act of 1940, as amended (the “1940 Act”). As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Closing will terminate the Current Advisory Agreement.

To provide for continuity of management following the Closing, shareholders of each Fund are being asked to approve a new investment advisory agreement between Krane and the Trust on behalf of each Fund (the “New Advisory Agreement”), which, if approved, will become effective immediately upon the Closing. The New Advisory Agreement is substantially identical to the Current Advisory Agreement, except for new effective and termination dates.

Under the New Advisory Agreement, Krane will continue to provide the same management and investment advisory services to each Fund. Importantly, the New Advisory Agreement will not result in any change in the advisory fees paid by any of the Funds, and the Transaction will not result in any changes to the structure, operation or investment objectives of any Fund. Further, there are no plans to change your Fund’s investment adviser, sub-adviser (if applicable) or portfolio manager, and the services provided by them are otherwise expected to be the same as those they are currently providing to each Fund. The Closing is conditioned upon, among other matters, the majority of the outstanding shares (as defined in the 1940 Act) of certain Funds approving the New Advisory Agreement, as set forth in Proposal 1, but such condition may be waived by the parties.

Proposal 2

In connection with the Closing of the Transaction, the current sub-advisory agreements between Krane and the sub-advisers of certain Funds will terminate upon the termination of the Current Advisory Agreement. Shareholders of all Funds, other than KBA, have authorized their Funds to rely on a manager of managers exemptive order obtained by Krane and the Trust from the U.S. Securities and Exchange Commission (the “MoM Order”). The MoM Order permits Krane, with approval by the Board of Trustees (the “Board”) and without the need for further shareholder approval, to appoint, terminate, or replace wholly-owned or unaffiliated sub-advisers, or to modify the terms of sub-advisory agreements, including compensation arrangements. The Board has approved new sub-advisory agreements with respect to each applicable Fund upon the Closing of the Transaction, and therefore, their shareholders are not being asked to approve new sub-advisory agreements.

Shareholders of KBA are being asked to authorize the Fund to rely on the MoM Order to align the Fund with the manager of managers structure used by the other Funds in the Trust. This would enhance operational flexibility and efficiency, permitting Krane, subject to Board oversight, to employ sub-advisers best suited to the needs of the Fund and to make changes to sub-advisory arrangements without the delays and costs associated with convening shareholder meetings and soliciting shareholder approval.

The enclosed Proxy Statement provides detailed information about the Proposals. Please review this information carefully before you cast your vote on the Proposals.

Please note that the Board has unanimously approved the Proposals and recommends that you also approve each Proposal.

How to Vote

Detailed information about the Proposals is contained in the enclosed materials. Whether or not you plan to attend the Special Meeting in person, we need your votes. Voting is quick and easy. Once you have decided how you will vote:

●	complete, sign, date and return the enclosed proxy ballot(s);

●	vote by telephone or Internet using the instructions on the proxy ballot(s); or

●	come to the Special Meeting and vote in person.

If you receive more than one set of proxy materials, be sure to vote each proxy ballot you receive. Every vote counts.

It is important that the Trust receive your votes no later than the time of the Special Meeting on May 7, 2026. To assist with the solicitation of proxies, we have engaged Broadridge Financial Solutions, Inc. (the “Proxy Solicitor”), a professional proxy solicitation firm. Until you have voted your shares, you may receive periodic phone calls from the Proxy Solicitor urging you to vote your shares.

If you have any questions about the Proposals or the voting instructions, please call the Proxy Solicitor, toll-free at 1-888-331-7160. Representatives are available Monday through Friday between the hours of 9:00 a.m. to 10:00 p.m., Eastern Time.

Sincerely,

Jonathan Krane

Trustee, Chairman of the Board and Principal Executive Officer

KraneShares Trust

i

KraneShares Trust

280 Park Avenue

32nd Floor

New York, NY 10017

KraneShares 100% KWEB Defined Outcome January 2027 ETF (KPRO)

KraneShares 2X Long BABA Daily ETF (KBAB)

KraneShares 2X Long BIDU Daily ETF (KBDU)

KraneShares 2X Long JD Daily ETF (KJD)

KraneShares 2X Long MELI Daily ETF (KMLI)

KraneShares 2X Long PDD Daily ETF (KPDD)

KraneShares 90% KWEB Defined Outcome January 2027 ETF (KBUF)

KraneShares Artificial Intelligence and Technology ETF (AGIX)

KraneShares Asia Pacific High Income USD Bond ETF (KHYB)

KraneShares Bosera MSCI China A 50 Connect Index ETF (KBA)

KraneShares California Carbon Allowance Strategy ETF (KCCA)

KraneShares China Alpha Index ETF (KCAI)

KraneShares CSI China Internet ETF (KWEB)

KraneShares Dragon Capital Vietnam Growth Index ETF (KPHO)

KraneShares Electric Vehicles & Future Mobility Index ETF (KARS)

KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)

KraneShares Global Carbon Strategy ETF (KRBN)

KraneShares Global Humanoid and Embodied Intelligence Index ETF (KOID)

KraneShares Hang Seng TECH Index ETF (KTEC)

KraneShares Hedgeye Hedged Equity Index ETF (KSPY)

KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF (KIQQ)

KraneShares KWEB Covered Call Strategy ETF (KLIP)

KraneShares Man Buyout Beta Index ETF (BUYO)

KraneShares Mount Lucas Managed Futures Index Strategy ETF (KMLM)

KraneShares MSCI All China Health Care Index ETF (KURE)

KraneShares MSCI China Clean Technology Index ETF (KGRN)

KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)

KraneShares MSCI One Belt One Road Index ETF (OBOR)

KraneShares SSE STAR Market 50 Index ETF (KSTR)

KraneShares Sustainable Ultra Short Duration Index ETF (KCSH)

KraneShares Value Line® Dynamic Dividend Equity Index ETF (KVLE)

KraneShares Wahed Alternative Income Index ETF (KWIN)

Quadratic Deflation ETF (BNDD)

Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL)

(each, a “Fund” and collectively, the “Funds”)

QUESTIONS AND ANSWERS1

While we recommend that you read the full text of the enclosed Proxy Statement, here is a brief overview of the matters affecting the Funds that will be the subject of shareholder votes. Each Fund is a separate series (or investment portfolio) of the KraneShares Trust (the “Trust”).

Q.	What is happening? Why did I get this package of materials?

A.	The Funds are conducting a joint special meeting of shareholders (the “Special Meeting”), scheduled to be held on May 7, 2026, at 9:30 a.m., Eastern Time. You are receiving this package because you own, directly or through a broker-dealer, shares of one or more Funds as of the record date referenced below. Accordingly, you have the right to vote on one or both of the enclosed proposals.

Q.	What issues am I being asked to vote on at the upcoming Special Meeting?

A.	As discussed in more detail in the enclosed Proxy Statement, at the Special Meeting, you are being asked to vote on the following matters with respect to the Fund(s) in which you are invested (each, a “Proposal” and together, the “Proposals”):

1.	To approve a new investment advisory agreement between Krane Funds Advisors, LLC (“Krane”) and the Trust on behalf of each Fund (To be voted on by shareholders of each Fund, voting separately); and

2.	To authorize KraneShares Bosera MSCI China A 50 Connect Index ETF (KBA) to rely on a manager of managers exemptive order (To be voted on by shareholders of KBA).

At the Special Meeting, you will also be asked to transact any other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN KRANE AND THE TRUST ON BEHALF OF EACH FUND

Q.	Why am I being asked to vote on a new investment advisory agreement for my Fund?

A.	Krane, your Fund’s investment adviser, recently entered into an agreement whereby its officers and certain of its employees, among others, through KFA Two Holdings, LLC (“KFA Two” or the “Acquirer”), will acquire a majority interest in Krane from China International Capital Corporation (USA) Holdings Inc. (the “Seller”), resulting in a change of control of Krane (the “Transaction”). The closing of the Transaction (“Closing”) will result in an “assignment” of the current investment advisory agreement between Krane and the Trust, on behalf of each Fund (the “Current Advisory Agreement”), under the Investment Company Act of 1940, as amended (the “1940 Act”). As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of an assignment and, thus, will terminate upon the Closing.

The Funds themselves are not parties to the Transaction, but, as noted above, the Closing will terminate the Current Advisory Agreement. To ensure that the management of your Fund can continue without any interruption and that Krane can continue to provide your Fund with investment management services after the Closing, we are seeking your approval of the new investment advisory agreement between Krane and the Trust (“New Advisory Agreement”) on behalf of your Fund(s).

[1]	This Q&A section is qualified in its entirety by reference to the enclosed Proxy Statement.

The terms of the New Advisory Agreement are substantially identical to the terms of the Current Advisory Agreement, except for the effective and termination dates. Under the New Advisory Agreement, Krane will continue to provide the same management and investment advisory services to each Fund, and the New Advisory Agreement will not result in any change in the advisory fees paid by any of the Funds or the compensation due to Krane for providing securities lending-related services to certain of the Funds. The Transaction will not result in any change in the structure, operation or investment objectives of any Fund. Further, there are no plans to change your Fund’s investment adviser, sub-adviser (if applicable) or portfolio manager, and the services provided by them are otherwise expected to be the same as those they are currently providing to each Fund.

The Closing is conditioned upon, among other matters, the majority of the outstanding shares (as defined in the 1940 Act) of certain Funds approving the New Advisory Agreement, but such condition may be waived by the parties. Therefore, it is possible that the change of control of Krane may occur without the shareholders of all the Funds having approved the New Advisory Agreement. If the majority of outstanding shares (as defined in the 1940 Act) of a Fund has not approved the New Advisory Agreement by the time of the Closing, and the Current Advisory Agreement terminates with respect to that Fund, the Board has approved an interim investment advisory agreement (the “Interim Advisory Agreement”) for each such Fund that will become effective immediately upon the Closing to allow for additional time to solicit shareholder approval of the New Advisory Agreement for those Funds.

Q.	What is the background of the Acquirer?

A.	The Acquirer is a Delaware limited liability company and an affiliate of KFA One Holdings, LLC (“KFA One”). KFA One, located at 280 Park Avenue, 32nd Floor, New York, New York 10017, holds 49.9% of the equity interests in Krane, the Funds’ investment adviser, and Jonathan Krane, through his equity interests in KFA One, beneficially owns more than 10% of the equity interests in Krane.

Q.	What is the background of the Seller?

A.	The Seller is a wholly-owned subsidiary of China International Capital Corporation (Hong Kong) Limited (“CICC HK”), which itself is a wholly-owned subsidiary of China International Capital Corporation Limited. China International Capital Corporation Limited is one of China’s leading investment banking firms that engages in investment banking, securities, investment management, and other financial services. As of September 30, 2025, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, held approximately 40.11% and 39.42%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund.

The Seller is domiciled in the United States. CICC HK is domiciled in Hong Kong. China International Capital Corporation Limited is domiciled in mainland China.

Q.	Will the portfolio manager(s) of my Fund(s) change?

A.	Krane does not anticipate any change in any Fund’s portfolio manager(s) in connection with the Transaction. However, there can be no assurance that such personnel will remain employed by Krane or an applicable sub-adviser or that Krane or an applicable sub-adviser will not engage new employees to serve as portfolio managers.

Q.	Will the fee rates payable by my Fund increase under the New Advisory Agreement?

A.	No. Under the New Advisory Agreement, each Fund will continue to pay Krane a contractual fee rate that is the same as the contractual fee rate under the Current Advisory Agreement. In addition, Krane has agreed to enter into new contractual fee waiver agreements for Funds that are currently subject to such agreements, to continue to waive a portion of its advisory fee for at least two years beyond the date of the Closing. The Board will continue to evaluate the fairness of the compensation received by Krane from the Funds as required by law, and Krane may choose to waive a portion of its compensation under the New Advisory Agreement, in addition to the other waivers described herein.

Q.	How does each of the New Advisory Agreement and Interim Advisory Agreement differ from the Current Advisory Agreement?

A.	The material terms of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, except for new effective and termination dates.

Under the New Advisory Agreement, Krane will continue to provide the same management and investment advisory services to each Fund, and the New Advisory Agreement will not result in any change in the advisory fees paid by any of the Funds or the compensation due to Krane for providing securities lending-related services to certain of the Funds.

The Transaction will also not result in any change in the investment objectives of any Fund. Further, there are no plans to change your Fund’s investment adviser, sub-adviser (if applicable) or portfolio manager, and the services provided by them are otherwise expected to be the same as those they are currently providing to each Fund.

The material terms of the Interim Advisory Agreement for each of the Funds are substantially identical as the material terms in the Current Advisory Agreement with respect to each Fund, except as required by applicable U.S. Securities and Exchange Commission (“SEC”) regulations and the effective and termination dates. The material terms of the New Advisory Agreement and Interim Advisory Agreement are described in more detail in the enclosed Proxy Statement.

Q.	If Proposal 1 is approved, when will the New Advisory Agreement take effect?

A.	If Proposal 1 is approved, the New Advisory Agreement is expected to become effective immediately upon the Closing, which is when the Current Advisory Agreement will terminate.

Q.	What happens if Proposal 1 is not approved by shareholders of my Fund?

A.	If a majority of outstanding shares (as defined in the 1940 Act) of a Fund has not approved the New Advisory Agreement by the time of the Closing, the Interim Advisory Agreement for each such Fund will become effective upon the Closing to allow for additional time to solicit shareholder approval of the New Advisory Agreement for the Fund.

If a majority of the outstanding shares (as defined in the 1940 Act) of any Fund does not approve the New Advisory Agreement within 150 days of the Closing, the Board will consider all options for such Fund, including liquidation, particularly for small Funds. Shareholder approval is not required to liquidate a Fund. Liquidation of a Fund could result in unfavorable tax consequences, depending on when you purchased shares and whether they are held in a tax-favored account. The Board will take such action as it deems necessary and in the best interests of the Funds and their shareholders.

PROPOSAL 2: TO AUTHORIZE KBA TO RELY ON A MANAGER OF MANAGERS EXEMPTIVE ORDER

Q.	Why are shareholders of KBA being asked to authorize KBA to rely on a manager of managers exemptive order?

A.	Under the 1940 Act, the Funds’ existing investment sub-advisory agreements will automatically terminate upon the termination of the Current Advisory Agreement. The Trust and Krane rely on an exemptive order from the SEC that permits Krane, with Board approval and without the need for further shareholder approval, to appoint, terminate, or replace wholly-owned or unaffiliated sub-advisers, or to modify the terms of sub-advisory agreements, including compensation arrangements (the “MoM Order”).[2]

Currently, all Funds, other than KBA, have received shareholder approval to rely on the MoM Order. As a result, when the Current Advisory Agreement terminates, causing KBA’s current investment sub-advisory agreement to terminate, unless shareholders of KBA authorize the Fund to rely on the MoM Order, KBA will, unlike the other Funds, be required to call and hold a shareholder meeting, prepare and distribute proxy materials, and solicit votes from its shareholders to approve a new sub-advisory agreement, even if, as expected, the agreement is with the same sub-adviser.

To avoid this result, shareholders of KBA are being asked to authorize the Fund to rely on the MoM Order. Krane believes that relying on the MoM Order will enhance operational flexibility and efficiency, by permitting Krane, subject to Board oversight, to employ sub-advisers best suited to the needs of the Fund and to make changes to sub-advisory arrangements without the delays and costs associated with convening shareholder meetings and soliciting shareholder approval.

Q.	What happens if shareholders do not authorize KBA to rely on the MoM order?

A.	If shareholders do not approve KBA’s authority to rely on the MoM Order by the time of the Closing, the existing sub-advisory agreement between Krane and Bosera Asset Management (International) Co., Ltd. (“Bosera”) with respect to KBA (the “Current KBA Sub-Advisory Agreement”) will automatically terminate upon the Closing. In such an event, the Board has approved an interim sub-advisory agreement (the “Interim KBA Sub-Advisory Agreement”) with respect to KBA that will become effective immediately upon the Closing to allow for additional time to solicit shareholder approval of KBA’s reliance on the MoM Order. Under the Interim KBA Sub-Advisory Agreement, Bosera would continue to serve as the sub-adviser to KBA for up to 150 days following the termination of the Current KBA Sub-Advisory Agreement. The material terms of the Interim KBA Sub-Advisory Agreement are substantially identical to the material terms of the Current KBA Sub-Advisory Agreement with respect to KBA, except as required by applicable SEC regulations and the effective and termination dates.

If a majority of the outstanding shares (as defined in the 1940 Act) of KBA does not authorize reliance on the MoM Order within 150 days of the Closing, Bosera will be unable to continue to serve as KBA’s sub-adviser until shareholders approve a new-subadvisory agreement with Bosera, and Krane will solely advise KBA.

[2]	In the matter of KraneShares Trust and Krane Funds Advisors, LLC, Investment Company Release Nos. 31144 (July 2, 2014) (notice) and 31190 (July 29, 2014) (order).

GENERAL AND VOTING PROCEDURES

Q.	What happens if the Transaction is not consummated?

A.	In the event the Transaction is not consummated, no change of control will occur, and Krane would continue to serve as investment adviser to the Funds pursuant to the Current Advisory Agreement. In addition, each sub-adviser, as applicable, would continue to serve as sub-adviser to the relevant Fund under the existing sub-advisory agreement with Krane.

Q.	Will my Fund pay for the Proxy Statement and related costs?

A.	No. Krane will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and the fees and expenses incurred by the Funds in connection with the Special Meeting.

Q.	How does the Board recommend that I vote with respect to the Proposals?

A.	After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, recommends that you vote “FOR” each Proposal related to your Fund(s).

Q.	How do I vote my shares?

A.	You can vote your shares in person at the Special Meeting or you can authorize proxies to vote your shares by mail, Internet or telephone utilizing the enclosed proxy ballot(s). To vote by using the proxy ballot(s), sign and date the ballot(s), and return the ballot(s) by mail in the postage-paid envelope provided. To vote by telephone, please call the toll-free number listed on the proxy ballot(s). To vote on the Internet, please access the website listed on the proxy ballot(s). Note that to vote by telephone or on the Internet, you will need the unique “control” number(s) that appear on the proxy ballot(s).

Q.	Whom should I call for additional information about the accompanying Proxy Statement?

A.	Please call Broadridge Financial Solutions, Inc., the Funds’ proxy solicitor, toll-free at 1-888-331-7160. Representatives are available Monday through Friday between the hours of 9:00 a.m. to 10:00 p.m., Eastern Time if you require any additional information regarding the Proxy Statement.

KraneShares Trust

280 Park Avenue

32nd Floor

New York, NY 10017

KraneShares 100% KWEB Defined Outcome January 2027 ETF (KPRO)

KraneShares 2X Long BABA Daily ETF (KBAB)

KraneShares 2X Long BIDU Daily ETF (KBDU)

KraneShares 2X Long JD Daily ETF (KJD)

KraneShares 2X Long MELI Daily ETF (KMLI)

KraneShares 2X Long PDD Daily ETF (KPDD)

KraneShares 90% KWEB Defined Outcome January 2027 ETF (KBUF)

KraneShares Artificial Intelligence and Technology ETF (AGIX)

KraneShares Asia Pacific High Income USD Bond ETF (KHYB)

KraneShares Bosera MSCI China A 50 Connect Index ETF (KBA)

KraneShares California Carbon Allowance Strategy ETF (KCCA)

KraneShares China Alpha Index ETF (KCAI)

KraneShares CSI China Internet ETF (KWEB)

KraneShares Dragon Capital Vietnam Growth Index ETF (KPHO)

KraneShares Electric Vehicles & Future Mobility Index ETF (KARS)

KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)

KraneShares Global Carbon Strategy ETF (KRBN)

KraneShares Global Humanoid and Embodied Intelligence Index ETF (KOID)

KraneShares Hang Seng TECH Index ETF (KTEC)

KraneShares Hedgeye Hedged Equity Index ETF (KSPY)

KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF (KIQQ)

KraneShares KWEB Covered Call Strategy ETF (KLIP)

KraneShares Man Buyout Beta Index ETF (BUYO)

KraneShares Mount Lucas Managed Futures Index Strategy ETF (KMLM)

KraneShares MSCI All China Health Care Index ETF (KURE)

KraneShares MSCI China Clean Technology Index ETF (KGRN)

KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)

KraneShares MSCI One Belt One Road Index ETF (OBOR)

KraneShares SSE STAR Market 50 Index ETF (KSTR)

KraneShares Sustainable Ultra Short Duration Index ETF (KCSH)

KraneShares Value Line® Dynamic Dividend Equity Index ETF (KVLE)

KraneShares Wahed Alternative Income Index ETF (KWIN)

Quadratic Deflation ETF (BNDD)

Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL)

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 7, 2026, AT 9:30 A.M. EASTERN TIME

To Shareholders:

NOTICE IS HEREBY GIVEN that KraneShares Trust (the “Trust”), on behalf of each of the series named above (the “Funds”), will hold a joint special meeting of the Funds’ shareholders at 280 Park Avenue, 32nd Floor, New York, NY 10017, on May 7, 2026, at 9:30 a.m., Eastern Time (the “Special Meeting”) for the following purpose:

(1)	To approve a new investment advisory agreement between Krane Funds Advisors, LLC (“Krane”) and the Trust on behalf of each Fund (To be voted on by shareholders of each Fund, voting separately); and

(2)	To authorize KraneShares Bosera MSCI China A 50 Connect Index ETF (KBA) to rely on a manager of managers exemptive order (To be voted on by shareholders of KBA).

Shareholders may also be asked to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Board recommends that you vote “FOR” each proposal relating to your Fund(s).

You are entitled to vote at the Special Meeting and any adjournments or postponements thereof if you owned shares of any Fund listed above at the close of business on February 27, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on May 7, 2026, at 9:30 a.m., Eastern Time or any adjournment or postponement thereof. This Notice and the Proxy Statement are available on the Internet at [www.proxyonline.com/docs/KraneSharesProxy]. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. PLEASE VOTE EVEN IF YOU SOLD YOUR SHARES AFTER FEBRUARY 27, 2026.

In addition to voting in person at the Special Meeting, you can vote as follows:

To vote by Telephone:		To vote by Internet:

(1)	Read the Proxy Statement and have your Proxy Ballot(s) at hand.	(1)	Read the Proxy Statement and have your Proxy Ballot(s) at hand.

(2)	Call the toll-free number that appears on your Proxy Ballot(s).	(2)	Go to the website that appears on your Proxy Ballot(s).

(3)	Enter the control number set forth on the Proxy Ballot(s) and follow the simple instructions.	(3)	Enter the control number set forth on the Proxy Ballot(s) and follow the simple instructions.

If you wish to vote by mail, please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) by mail in the postage-paid envelope provided.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Ballot(s). Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. You may receive more than one set of proxy materials. Please be sure to vote each proxy ballot you receive.

Broadridge Financial Solutions, Inc. (the “Proxy Solicitor”), the Funds’ proxy solicitor, is available to assist you if you have any questions about the proposals or the voting instructions. Please contact the Proxy Solicitor at 1-888-331-7160. Representatives are available Monday through Friday between the hours of 9:00 a.m. to 10:00 p.m., Eastern Time.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Board of Trustees of KraneShares Trust,

Jonathan Krane
Trustee, Chairman of the Board and Principal Executive Officer

[March 6], 2026

KraneShares Trust

280 Park Avenue

32nd Floor

New York, NY 10017

KraneShares 100% KWEB Defined Outcome January 2027 ETF (KPRO)

KraneShares 2X Long BABA Daily ETF (KBAB)

KraneShares 2X Long BIDU Daily ETF (KBDU)

KraneShares 2X Long JD Daily ETF (KJD)

KraneShares 2X Long MELI Daily ETF (KMLI)

KraneShares 2X Long PDD Daily ETF (KPDD)

KraneShares 90% KWEB Defined Outcome January 2027 ETF (KBUF)

KraneShares Artificial Intelligence and Technology ETF (AGIX)

KraneShares Asia Pacific High Income USD Bond ETF (KHYB)

KraneShares Bosera MSCI China A 50 Connect Index ETF (KBA)

KraneShares California Carbon Allowance Strategy ETF (KCCA)

KraneShares China Alpha Index ETF (KCAI)

KraneShares CSI China Internet ETF (KWEB)

KraneShares Dragon Capital Vietnam Growth Index ETF (KPHO)

KraneShares Electric Vehicles & Future Mobility Index ETF (KARS)

KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)

KraneShares Global Carbon Strategy ETF (KRBN)

KraneShares Global Humanoid and Embodied Intelligence Index ETF (KOID)

KraneShares Hang Seng TECH Index ETF (KTEC)

KraneShares Hedgeye Hedged Equity Index ETF (KSPY)

KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF (KIQQ)

KraneShares KWEB Covered Call Strategy ETF (KLIP)

KraneShares Man Buyout Beta Index ETF (BUYO)

KraneShares Mount Lucas Managed Futures Index Strategy ETF (KMLM)

KraneShares MSCI All China Health Care Index ETF (KURE)

KraneShares MSCI China Clean Technology Index ETF (KGRN)

KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)

KraneShares MSCI One Belt One Road Index ETF (OBOR)

KraneShares SSE STAR Market 50 Index ETF (KSTR)

KraneShares Sustainable Ultra Short Duration Index ETF (KCSH)

KraneShares Value Line® Dynamic Dividend Equity Index ETF (KVLE)

KraneShares Wahed Alternative Income Index ETF (KWIN)

Quadratic Deflation ETF (BNDD)

Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL)

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 7, 2026

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (the “Board”) of KraneShares Trust (the “Trust”), on behalf of each series named above (each, a “Fund” and collectively, the “Funds”), to be voted at a joint special meeting of shareholders to be held on May 7, 2026, at the offices of Krane Funds Advisors, LLC (“Krane”) at 280 Park Avenue, 32nd Floor, New York, NY 10017. The Special Meeting will be held at 9:30 a.m., Eastern Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (This special meeting and any related adjournments or postponements are referred to in the Proxy Statement collectively as the “Special Meeting.”) This Proxy Statement, along with the Notice of Joint Special Meeting of Shareholders and Proxy Ballot(s), is first being mailed to shareholders of the Funds on or about March [6], 2026.

OVERVIEW

The Trust was organized as a Delaware statutory trust on February 3, 2012, and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers 43 separate funds, including the Funds. Krane serves as the Funds’ investment adviser and its offices are located at 280 Park Avenue, 32nd Floor, New York, New York 10017. This Proxy Statement is being provided to the shareholders of the thirty-four (34) Funds of the Trust listed above in connection with the below proposals.

The following proposal will be voted on by the shareholders of each Fund, voting separately, and acted upon at the Special Meeting (“Proposal 1”):

(1)	To approve a new investment advisory agreement between Krane and the Trust on behalf of each Fund.

The following proposal will be voted on by the shareholders of the KraneShares Bosera MSCI China A 50 Connect Index ETF (KBA) only and acted upon at the Special Meeting (“Proposal 2”):

(2)	To authorize KBA to rely on a manager of managers exemptive order (the “MoM Order”).

Shareholders may also be asked to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Board has determined that the use of this Proxy Statement for the Special Meeting is in the best interests of the Trust and its shareholders in light of the nature of the matters being considered and voted on by the shareholders of the Trust.

VOTING INFORMATION

Shareholders of each Fund are entitled to one vote for each Fund share held beneficially with respect to the Special Meeting. Shareholders of record of each Fund as of the close of business on February 27, 2026 (the “Record Date”), are entitled to vote at the Special Meeting. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” each Proposal and “FOR” or “AGAINST” any other business that may properly arise at the Special Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Principal Executive Officer of the Funds (the “Principal Executive Officer”). To be effective, such revocation must be received by the Principal Executive Officer prior to the Special Meeting and must indicate the shareholder’s name and account number. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy by voting in person.

The number of shares of each Fund issued and outstanding as of the Record Date is included in Exhibit A. Information regarding the percentage ownership of each person who, as of the Record Date, to the knowledge of each Fund, owned of record and/or beneficially 5% or more of the outstanding shares of the Funds is included in Exhibit B. Information regarding the management of the Trust and Krane’s directors and officers, including information regarding any interest by the Trustees and Trust officers in the transaction described in the Proposals, is set forth in Exhibit C.

Quorum and Adjournment

With respect to each Proposal, for each Fund the presence, in person or by proxy, of one-third of the total outstanding shares entitled to vote at the Special Meeting will constitute a quorum. In the absence of a quorum or in the event that a quorum is present at the Special Meeting but votes sufficient to approve a Proposal are not received, a majority of the shares voted in person or by proxy may adjourn the Special Meeting to permit further solicitation of proxies. In the event of an adjournment, the Special Meeting may be held as adjourned without further notice (other than announcement at the Special Meeting), until a quorum shall be present or represented, to a date not more than 11 months after the original record date. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. A shareholder vote may be taken on each Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Solicitation of Proxies

The solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Funds’ officers or employees or representatives of Krane, or by a proxy soliciting firm retained by Krane. Krane has retained Broadridge Financial Solutions, Inc. (the “Proxy Solicitor”), as proxy solicitor, to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone. Among other services, the Proxy Solicitor will provide proxy consulting, mailing, tabulation and solicitation services. The cost of retaining the Proxy Solicitor is estimated to be between $600,000 and $650,000, excluding printing and mailing costs. However, these costs will vary depending on the number of solicitations made. The Funds’ officers, and those employees and representatives of Krane who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The cost of the solicitation, including retaining the Proxy Solicitor, will be borne by Krane and/or the Acquirer, and will not be borne by the Funds. In addition, the Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Krane and/or the Acquirer may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Shareholder Reports

The most recent annual and semi-annual reports of the Funds for the fiscal year ended March 31, 2025, and the fiscal period ended September 30, 2025, respectively, have been mailed previously to shareholders. If you would like to receive additional copies of the shareholder reports free of charge, or copies of any previous or subsequent shareholder reports, please contact KraneShares Trust, 280 Park Avenue, 32nd Floor, New York, NY 10017 or call 1-855-857-2638 (toll free) between the hours of 8:30 a.m. and 5:00 p.m., Eastern Time on days the Funds are open for business or contact the financial institution through which you hold your shares.

Householding

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Proxy Statement or a copy of any Fund’s most recent annual or semi-annual report to shareholders, free of charge, call 1-855-857-2638 (toll free) between the hours of 8:30 a.m. and 5:00 p.m., Eastern Time on days the Funds are open for business or contact the financial institution through which you hold your shares.

Required Vote

Approval of each Proposal at the Special Meeting will be determined separately for each affected Fund. Assuming the presence of a quorum of a Fund’s shares, approval of each Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act (the “1940 Act Majority”) of each affected Fund. For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of a Fund means the lesser of either (i) the affirmative vote of 67% or more of the shares of such Fund present at that Special Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (ii) the affirmative vote of the holders of more than 50% of the outstanding shares of such Fund.

Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will not be voted for or against a Proposal. Accordingly, abstentions and broker non-votes will effectively be a vote AGAINST a Proposal for which the required vote is an affirmative percentage of the shares of any Fund present at the Special Meeting or outstanding.

PROPOSAL 1:

APPROVAL OF
NEW INVESTMENT ADVISORY AGREEMENT
WITH KRANE

Shareholders of each Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of their Fund(s), and Krane (the “New Advisory Agreement”).

Why Are Shareholders Being Asked to Approve a New Investment Advisory Agreement?

Krane, your Fund’s investment adviser, recently entered into an agreement whereby its officers and certain of its employees, among others, through KFA Two Holdings, LLC (the “Acquirer”), will acquire a majority interest in Krane from China International Capital Corporation (USA) Holdings Inc. (“CICC USA” or the “Seller”), resulting in a change of control of Krane (the “Transaction”). The Transaction is expected to become effective no later than 5:00 p.m., Eastern Time on June 30, 2026, which is expected to be the tenth (10th) business day following the satisfaction or waiver of the conditions set forth in the Agreement (the “Closing”).

The Closing will result in a change of control of Krane which will result in an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), of the current Investment Advisory Agreement, dated July 28, 2017, between Krane and the Trust, on behalf of each Fund (the “Current Advisory Agreement”). As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of an assignment and, thus, the Current Advisory Agreement will terminate upon the Closing.

To ensure that the management of your Fund will continue without any interruption following the Closing, the shareholders of each Fund are being asked to approve a new Investment Advisory Agreement (the “New Advisory Agreement”). Under the New Advisory Agreement, which was unanimously approved by the Board, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), subject to shareholder approval, Krane will provide the same management and investment advisory services to each Fund on substantially identical terms as under the Current Advisory Agreement.

The New Advisory Agreement and the Current Advisory Agreement only materially differ with respect to the effective and termination dates. Accordingly, the New Advisory Agreement will not result in any change in the advisory fees paid by any of the Funds. In addition, the Transaction will not result in any change in the investment objectives of any Fund and no other changes to the organization or structure of the Funds are currently expected. Further, the current personnel performing and overseeing the Funds’ investment programs at Krane and any applicable sub-adviser are expected to continue to manage the Funds following the Closing. However, there can be no assurance that such personnel will remain employed by Krane or the applicable sub-advisers or that Krane or the applicable sub-advisers will not engage new employees to serve as portfolio managers.

As noted above, the advisory fees paid by each Fund under the New Advisory Agreement will remain unchanged, and Krane will continue to be entitled to receive 10% of the net monthly investment income (i.e., after payment of any amounts to the custodian and/or securities lending agent or rebated to borrowers), if any, received by those Funds that engage in securities lending-related activities. The Board will continue to evaluate the fairness of the compensation received by Krane from the Funds as required by law and Krane may choose to waive a portion of its compensation under the New Advisory Agreement in addition to the other waivers described below.

Krane and the Trust entered into that certain Fee Waiver Agreement, dated August 1, 2025, (the “Current Fee Waiver Agreement”) pursuant to which Krane agreed to waive a portion of its advisory fee with respect to certain Funds. The Current Fee Waiver Agreement provides for its automatic termination upon the termination of the Current Advisory Agreement. As a result, Krane has agreed to enter into a new fee waiver agreement (the “New Fee Waiver Agreement”) pursuant to which Krane will continue to waive the same portion of its advisory fees for those Funds subject to the Current Fee Waiver Agreement. The New Fee Waiver Agreement will remain in effect for at least two years beyond the date of the Closing. For your reference, the New Fee Waiver Agreement is included as Exhibit D.

The Closing is conditioned upon, among other matters, the majority of outstanding shares (as defined in the 1940 Act) of certain Funds approving the New Advisory Agreement, but such condition may be waived by the parties. Therefore, it is possible that the change of control of Krane may occur without the shareholders of all the Funds having approved the New Advisory Agreement. If the majority of outstanding shares (as defined in the 1940 Act) of a Fund has not approved the New Advisory Agreement by the time of the Closing, and the Current Advisory Agreement terminates with respect to that Fund, the Board has approved an interim investment advisory agreement (the “Interim Advisory Agreement”) for each of the Funds that will become effective upon Closing. The terms of the Interim Advisory Agreement are substantially the same as the terms in the Current Advisory Agreement with respect to each Fund, except as required by applicable U.S. Securities and Exchange Commission (“SEC”) regulations and the effective and termination dates.

If approved by shareholders of a Fund, the New Advisory Agreement is expected to become effective with respect to such Fund immediately upon the Closing.

What Services Does Krane Provide to the Funds?

Krane serves as the investment adviser to the Funds. As described in more detail below, Krane performs, or arranges for the performance of, the management and other related services necessary for the operation of each Fund. In addition, subject to the supervision, direction and approval of the Board, Krane also conducts, or causes to be conducted, a continual program of investment, evaluation, sale and reinvestment of each Fund’s assets. In carrying out its responsibilities to each Fund, Krane may delegate certain services to sub-advisers at its own cost and expense. Krane also bears many of the fees and expenses necessary for the Funds’ operations under a “unitary” fee arrangement. Krane also provides securities lending-related services to certain Funds that engage in such activities. Lending portfolio securities is designed to generate additional income for those participating Funds.

What Are the Material Terms of the New Advisory Agreement and Interim Advisory Agreement?

New Advisory Agreement

As noted above, the terms of the New Advisory Agreement are substantially identical to the terms of the Current Advisory Agreement, except for the effective and termination dates. Exhibit E sets forth the dates on which the Current Advisory Agreement was last approved by shareholders of each Fund and the dates on which its initial approval or continuance, as applicable, with respect to each Fund was last approved by the Board. A discussion of those Board approvals appears in Exhibit J.

Under the New Advisory Agreement, Krane will provide management and investment advisory services to each Fund. With respect to Krane’s management services, Krane will perform, or arrange for the performance of, the management and other related services necessary for the operation of each Fund. Krane will provide the Funds with office space, facilities, equipment and necessary personnel, and such other services as Krane, subject to review by the Board, from time to time determines to be necessary or useful to perform its obligations under the New Advisory Agreement. Krane, on behalf of the Funds, will conduct relations with custodians, depositories, transfer agents, administrators, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable by Krane. Krane will prepare or participate in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders. Krane generally will monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Funds under the federal securities laws. Krane will make reports to the Board of its performance of obligations under the New Advisory Agreement and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it determines to be desirable.

With respect to Krane’s investment advisory services, subject to the supervision, direction and approval of the Board, Krane will conduct, or cause to be conducted, a continual program of investment, evaluation, sale and reinvestment of each Fund’s assets. Krane is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with Krane’s management of the assets of the Funds (in such respect, and only for this limited purpose, Krane will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Funds’ exemptive relief, investment objective(s) and policies and applicable law, regulations and interpretations and exemptions from the foregoing. Krane will in general take such action as it deems appropriate to effectively manage each Fund’s investment practices.

In carrying out its responsibilities described above, Krane may delegate responsibilities and duties to sub-advisers at Krane’s own cost and expense. Such arrangements will not reduce the responsibilities or obligations of Krane under the New Advisory Agreement. Krane will supervise and oversee the activities of any such sub-adviser. In addition, Krane has the authority to vote proxies for each Fund’s securities.

Under the New Advisory Agreement, Krane will continue to provide certain securities lending-related services to each Fund that engages in securities lending. Such services may include: (i) assisting the securities lending agent for each such Fund (the “Agent”) to determine which securities are available for loan; (ii) monitoring the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board; (iii) making recommendations to the Board regarding the Funds’ participation in securities lending; (iv) preparing appropriate periodic reports for, and seeking appropriate periodic approvals from, the Board with respect to securities lending activities; (v) responding to the Agent’s inquiries concerning its activities; and (vi) such other related duties as Krane deems necessary or appropriate.

Under the New Advisory Agreement, the Trust agrees that any entity or person associated with Krane or a sub-adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and the Trust consents to the retention of compensation for such transactions.

The New Advisory Agreement provides that Krane will exercise its best judgment, effort, advice and recommendations in rendering its services to the Trust, and the Trust agrees that neither Krane nor its directors, officers, employees, agents or controlling persons or assigns will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any Fund or its shareholders arising out of any investment or any act or omission in connection with the matters to which the New Advisory Agreement relates, but will be liable to the Trust or any Fund only for willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the New Advisory Agreement.

The New Advisory Agreement will continue in effect for two years from the initial effective date of the New Advisory Agreement with respect to each Fund, which is expected to be the date of the Closing and the date on which the Current Advisory Agreement is expected to terminate. Thereafter, unless terminated, the New Advisory Agreement will continue so long as such continuance is specifically approved with respect to each Fund at least annually as required by the 1940 Act. The New Advisory Agreement may be terminated with respect to any Fund, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of such Fund upon sixty (60) days’ written notice to Krane, and (ii) by Krane upon sixty (60) days’ written notice to the Fund (which notice may be waived by the Fund). The New Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the New Advisory Agreement, each Fund is obligated to pay Krane an investment advisory fee, calculated at the annual rate set forth in Schedule A to the New Advisory Agreement of the average daily value of each Fund’s net assets. Such fee is calculated daily and paid monthly in arrears. The New Advisory Agreement provides that the value of each Fund’s net assets will be computed in a manner specified in the Fund’s pricing and valuation procedures, as amended from time to time. In addition, under the New Advisory Agreement, as compensation for services provided by Krane in connection with securities lending activities of certain Funds, a lending Fund will pay Krane 10% of any net monthly investment income (i.e., after payment of any amounts to the custodian and/or securities lending agent or rebated to borrowers) from securities lending activities.

The New Advisory Agreement provides that Krane will pay for all expenses incurred by each Fund, including any expenses incurred by the Trust and allocated to the Fund except for: interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); expenses of the Funds incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; expenses incurred in connection with any distribution plan adopted by the Trust in reliance on Rule 12b-1 under the 1940 Act, including distribution fees; Acquired Fund Fees and Expenses (as defined in Form N-1A); the compensation payable to Krane under the New Advisory Agreement; compensation and expenses of the Independent Trustees (including any Independent Trustees’ counsel fees); litigation expenses and any expenses that the Board determines to be extraordinary expenses. The New Advisory Agreement clarifies that any fees and expenses incurred by a Fund in connection with securities lending-related activities reduce the gross revenues or income receivable from such arrangements and are not fees and expenses covered by the Funds’ “unitary” fee arrangement for which Krane is responsible.

A form of the New Advisory Agreement (including schedules of the compensation to be paid to Krane by each Fund) is included as Exhibit F and the discussions of the New Advisory Agreement in this Proxy Statement are qualified in their entirety by reference thereto.

Exhibit G sets forth the advisory fees paid to Krane by each Fund for the fiscal year ended March 31, 2025 (before and after taking into account any expense limitations/fee waivers), and indicates contractual waivers or reimbursements, if any, made by Krane with respect to the contractual advisory fee rates. With respect to each Fund, any change to the fee waivers pursuant to expense limitation/fee waiver agreements between the Trust and Krane may be made at any time by approval of the Board, and could result in an increase, or a decrease, of the actual effective advisory rates for the Funds.

Interim Advisory Agreement

If the majority of the outstanding shares (as defined in the 1940 Act) of a Fund has not approved the New Advisory Agreement by the time of the Closing, and the Current Advisory Agreement terminates with respect to that Fund, the Board has approved the Interim Advisory Agreement for each of the Funds to become effective upon Closing for each such Fund to allow for additional time to solicit shareholder approval of the New Advisory Agreement for those Funds.

The terms of the Interim Advisory Agreement are substantially the same as the terms in the Current Advisory Agreement, except for the effective and termination dates. In addition, pursuant to SEC rules, the Interim Advisory Agreement provides that: (1) it may remain in effect for a period of up to 150 days; (2) Krane’s fees earned will be escrowed with a Fund’s custodian or bank until the earlier of the end of the 150-day period or the effective date of the New Advisory Agreement for a Fund; (3) if shareholders do not approve the New Advisory Agreement within 150 days of the Closing, Krane will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing under the Interim Advisory Agreement (plus interest earned on that amount while in escrow) or (b) the total amount in the escrow account (plus interest earned); and (4) the Board or the shareholders of the Funds may terminate the Interim Advisory Agreement without penalty upon 10 calendar days’ written notice.

A form of the Interim Advisory Agreement (including schedules of the compensation to be paid to Krane by the Funds) is included as Exhibit H and the discussions of the Interim Advisory Agreement in this Proxy Statement are qualified in their entirety by reference thereto.

What Was the Board’s Process for Considering the Transaction?

At a meeting of the Board held in person on February 20, 2026, the Board, including all of the Independent Trustees, considered the approval of the Interim Advisory Agreement and New Advisory Agreement between the Trust, on behalf of each Fund, and Krane. In advance of the February 20, 2026 meeting, the Board requested and received materials to assist them in considering the Interim Advisory Agreement and New Advisory Agreement. The materials provided included, among other things, forms of each of the Interim Advisory Agreement and the New Advisory Agreement, a memorandum prepared by independent counsel to the Independent Trustees discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the Interim Advisory Agreement and the New Advisory Agreement, and information comparing the advisory fee and other expenses of each Fund to those of a group of peer funds selected by Krane. The materials also included a memorandum describing the Transaction, the Adviser’s Form ADV, select financial information of the Adviser, biographic information regarding the Adviser’s key personnel, investment advisory personnel, and comparative performance information relating to each Fund versus a group of peer funds, and other pertinent information. The Board also had an opportunity to speak with representatives of Krane at the February 20, 2026 meeting regarding, among other things, the terms, conditions, and expected timing of the Closing and the reasons that Krane and the Seller were undergoing the Transaction.

Based on their evaluation of the information provided by Krane, in conjunction with information provided by the Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Interim Advisory Agreement and New Advisory Agreement with respect to each Fund. In making their decisions, the Independent Trustees were advised by counsel experienced in 1940 Act matters that is independent of Krane and each of the sub-advisers and met with such counsel separately from representatives of Krane.

What Did the Board Consider in Approving the New Advisory Agreement?

At a meeting held on February 20, 2026, the Board, including all of the Independent Trustees, voted to approve the New Advisory Agreement and the Interim Advisory Agreement (together, the “Agreements”) with respect to each Fund. In advance of the Board meeting, and at a separate meeting of the Independent Trustees in executive session held on February 20, 2026, the Board received and considered information from Krane provided in response to written requests from independent legal counsel to the Independent Trustees relating to consideration of the Agreements with respect to each Fund.

In evaluating the Agreements, the Board considered, among other matters: (1) the nature, extent, and quality of the services provided to each Fund by Krane; (2) the compensation proposed to by paid by each Fund under the Agreements; (3) the costs of the services provided by Krane and the profitability of Krane with respect to its relationship with the Funds; (4) the extent to which economies of scale could be realized as the Funds grow and whether the unitary fee charged to the Funds under the Agreements will enable investors in the Funds to share in any such economies of scale; and (5) other benefits Krane receives from its relationship with the Funds. Certain of the factors considered in the Board's deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another or attributed different weights to various factors.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by Krane and to consider the terms of the Agreements. The Independent Trustees also had an opportunity to meet in executive session with representatives of Krane’s executive management team. Based on its evaluation of those materials, discussions with management, and the information the Board received throughout the year at its regular meetings, the Board, including the Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Extent and Quality of Services

The Board considered the nature, quality, and extent of the services that will be provided by Krane under the Agreements. The Board considered that the services currently provided by Krane will continue under the Agreements, and that there will be no change to the Krane personnel providing such services to the Funds. The Board considered the responsibilities of Krane with respect to each Fund under the Agreements, including its obligation to oversee the services provided by sub-advisers to certain Funds.

The Board took note of the qualifications, background and responsibilities of Krane’s senior personnel who provide services to the Funds. The Board noted management’s representation that Krane will retain its investment, compliance and operational personnel after the Transaction.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, extent and quality of the services provided and to be provided by Krane under the Agreements.

Investment Performance

The materials provided in advance of the Meeting contained information related to each Fund’s performance versus its broad Morningstar peer group, as well as a select group of competitors identified by Krane and, in certain cases, a second peer group curated to better reflect the strategy of a particular Fund. The Board also reviewed the tracking error for those Funds that are passively managed and track an identified index. The Board noted that tracking error was within expected ranges.

Compensation

The Board considered that the unitary fee proposed to be paid by each Fund would be unchanged after the Transaction. The Board considered that under the unitary fee arrangement, Krane is responsible for paying most of each Fund’s expenses, including those of its principal service providers and any sub-adviser. The Board considered the information provided by Krane regarding the fees paid by each Fund in light of the nature, quality and extent of the services provided by Krane. The Board noted that the management fees paid by many of the Funds are higher than the median management fee within their respective Morningstar peer groups and that the total expense ratios of many Funds are managed through the use of expense waivers. The Board considered that the Funds offer unique investment exposure for investors in U.S. registered funds and considered the operational costs and entrepreneurial risks that will continue to be incurred by Krane under the Agreements.

The Board considered that, under the Interim Advisory Agreement, fees paid to Krane by a particular Fund would be escrowed, but that Krane would have to continue to pay the sub-adviser to such Fund. The Board discussed a proposed additional fee waiver for IVOL and considered that such waiver would benefit the shareholders of IVOL. The Board noted that, with the exception of a resulting reduction in IVOL’s total expense ratio, the advisory fee and total expense ratio of each Fund will not change as a result of the Transaction.

Costs and Profitability

The Board considered a report of Fund-by-Fund profitability prepared by Krane. The Board considered the effect of each Fund’s assets under management on the potential profitability of such Fund under the unitary fee structure.

Other Benefits

The Board noted that certain members of management will participate in ownership of Krane subsequent to the Transaction. The Board did not observe any other specific benefits to be realized by Krane or its management as a result of the Transaction.

Economies of Scale

The Board considered whether fees under the Agreements reflect the potential for economies of scale for the benefit of Fund shareholders. The Board determined that, at present, economies of scale are not a material factor for the Board to consider in connection with Agreements.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors in their review of the Agreements. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards and judicial precedent applicable to its consideration of the Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements contained in the Agreements are reasonable and in the best of interests of shareholders.

Will the Transaction Fall Within the Safe Harbor of Section 15(f) of the 1940 Act?

The Transaction will involve the Acquirer obtaining 50.1% of the voting interests in Krane and is expected to close no later than 5:00 p.m., Eastern Time, on June 30, 2026, which is expected to be the tenth (10th) business day following the satisfaction or waiver of the conditions set forth in the Agreement. Krane and the Acquirer structured and reviewed the Transaction for conformity with the safe harbor provisions included in Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that the two conditions described below are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by Krane of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund. Moreover, the Acquirer has agreed that, for two years after the consummation of the Transaction, it will refrain from imposing, or agreeing to impose, any “unfair burden” on any Fund.

The rate of compensation to be paid by the Funds to Krane under the New Advisory Agreement is the same as that of the Current Advisory Agreement. In addition, for at least two years from the Closing, Krane will continue to waive its advisory fees charged to certain Funds by the same amount as under the Current Fee Waiver Agreement, under the New Fee Waiver Agreement between Krane and the Trust.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the then-current investment adviser or its predecessor. At the present time, 75% of the Trustees are classified as Independent Trustees. Krane and the Acquirer has confirmed to the Board that they will not take any action that would cause less than 75% of the Trustees to be Independent Trustees for the three-year period after the completion of the Transaction.

What Happens If Proposal 1 Is Not Approved by Shareholders of Each Fund?

If a 1940 Act Majority of a Fund does not approve the New Advisory Agreement, the Board will consider different options for that Fund. The Closing is conditioned upon, among other matters, a 1940 Act Majority of certain Funds approving the New Advisory Agreement, but such condition may be waived by the parties. Therefore, it is possible that the change of control of Krane may occur without the shareholders of all the Funds having yet approved the New Advisory Agreement. If a 1940 Act Majority of a Fund has not approved the New Advisory Agreement by the time of the Closing, upon which the Current Advisory Agreement will terminate, the Interim Advisory Agreement will become effective with respect to that Fund upon Closing.

If a 1940 Act Majority of a Fund has not approved the New Advisory Agreement within 150 days of the Closing, the Board will consider different options for such Fund, including resubmitting the New Advisory Agreement for consideration by shareholders or liquidating the Fund. Shareholder approval is not required to liquidate a Fund. Liquidation of a Fund could result in unfavorable tax consequences for some shareholders, depending on when they purchased shares.

What Vote Is Required by Shareholders to Approve Proposal 1?

Approval of the New Advisory Agreement requires the affirmative vote of a 1940 Act Majority of each Fund’s shares. The Board, including the Independent Trustees, has determined that recommending the New Advisory Agreement for each Fund is in the best interests of each Fund’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR”

PROPOSAL 1

PROPOSAL 2:

TO AUTHORIZE KBA
TO RELY ON THE
MANAGER OF MANAGERS EXEMPTIVE ORDER

Shareholders of KBA are being asked to authorize the Fund to rely on a manager of managers exemptive order (previously defined as the “MoM Order”).3

Why Are Shareholders of KBA Being Asked to Approve a MoM Order?

The Board requests that shareholders of KBA authorize the Fund’s reliance on the MoM Order. The MoM Order permits Krane, with Board approval and without the need for further shareholder approval, to appoint, terminate, or replace wholly-owned or unaffiliated sub-advisers, or to modify the terms of sub-advisory agreements, including compensation arrangements.

As described in Proposal 1, the Closing of the Transaction will result in a change of control of Krane, which constitutes an “assignment” under the 1940 Act. Pursuant to the 1940 Act, the Current Advisory Agreement between Krane and the Trust, on behalf of KBA, will automatically terminate upon such assignment. Consequently, the existing sub-advisory agreement between Krane and Bosera Asset Management (International) Co., Ltd. (“Bosera”) (the “Current KBA Sub-Advisory Agreement”) with respect to KBA will also terminate at that time.

The MoM Order is designed to provide the Trust with operational flexibility and efficiency by allowing Krane, subject to Board oversight, to employ sub-advisers best suited to the needs of the Funds and to make changes to sub-advisory arrangements without the delays and costs associated with convening shareholder meetings and soliciting shareholder approval. All other Funds managed by Krane have previously received shareholder authorization to rely on the MoM Order; KBA is the only Fund that has not yet obtained such authorization.

If shareholders of KBA do not approve reliance on the MoM Order, the Fund would be required to call and hold a shareholder meeting, prepare and distribute proxy materials, and solicit votes to approve any new sub-advisory agreement, even if the agreement is with the same sub-adviser and contains the same terms as the existing sub-advisory agreement. The Board believes that authorizing KBA to rely on the MoM Order is in the best interests of KBA and its shareholders, as it will facilitate the efficient management of the Fund and avoid unnecessary administrative expenses and delays.

What Are the Material Terms of the MoM Order?

Certain provisions of the 1940 Act require that shareholders of a registered investment company approve a sub-advisory agreement with a sub-adviser and any material amendments to an existing sub-advisory agreement. As noted above, the SEC has issued the MoM Order to Krane and the Trust which permits Krane to appoint, terminate, or replace wholly-owned or unaffiliated sub-advisers, or to modify the terms of sub-advisory agreements, including compensation arrangements, without first obtaining shareholder approval. Before KBA may rely on the MoM Order, however, such reliance must first be approved by a 1940 Act Majority of KBA’s shareholders, as discussed below.

Under the MoM Order, Krane would have the overall responsibility, subject to oversight by the Board, to oversee KBA’s sub-adviser and recommend its hiring, termination and replacement. Specifically, the MoM Order requires Krane to, subject to the review and approval of the Board, including a majority of the Independent Trustees: (a) set a Fund’s overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to review of the Board, Krane will also (a) when appropriate, allocate and reallocate the Fund’s assets among sub-advisers; and (b) monitor and evaluate the sub-advisers’ performance.

[3]	In the matter of KraneShares Trust and Krane Funds Advisors, LLC, Investment Company Release Nos. 31144 (July 2, 2014) (notice) and 31190 (July 29, 2014) (order).

Under the MoM Order, a Fund must disclose to its shareholders (i) the aggregate fees paid to Krane and any wholly-owned sub-advisers; (ii) the aggregate fees paid to unaffiliated sub-advisers; and (iii) the fee paid to each affiliated sub-adviser, if any. The replacement of Krane or the imposition of material changes to the Fund’s investment advisory agreement would, however, require prior shareholder approval. In addition, any new sub-advisory agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by a Fund would also require shareholder approval.

Under the terms of the MoM Order, if Krane, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the MoM Order is in the best interests of a Fund, the MoM Order would, without obtaining shareholder approval: (1) enable a new sub-adviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit Krane to allocate and reallocate the Fund’s assets among one or more sub-advisers; and (3) permit the Board to approve material changes to a sub-advisory agreement.

If shareholders approve KBA’s reliance on the MoM Order, upon receiving approval of the Board, including a majority of the Independent Trustees, any sub-adviser selected by Krane could immediately manage KBA’s assets. KBA would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after hiring the sub-adviser by providing shareholders with an information statement that contains substantially the same relevant information about the sub-adviser and the sub-advisory agreement that KBA would be required to send its shareholders in a proxy statement.

Approval of the MoM Order will not affect any of the requirements under the federal securities laws that govern KBA, Krane, any proposed sub-adviser or any proposed sub-advisory agreement with a sub-adviser, other than the requirement to have any future sub-advisory agreement or amendment to the sub-advisory agreement approved at a meeting of KBA’s shareholders. The Board, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory agreements with respect to KBA between Krane and any sub-adviser, as well as all changes to any sub-advisory agreement.

Approval of this Proposal 2 will not affect advisory fees paid by KBA. The MoM Order will not at any time entail an increase in the investment advisory fees paid by KBA.

If KBA implements the MoM Order, Krane, pursuant to the Current Investment Advisory Agreement, the New Investment Advisory Agreement or the Interim Investment Advisory Agreement (as applicable), will continue, directly or through sub-advisers, to provide the same level of management services to KBA as it provides currently. Krane does not have any present intention to use the MoM Order to appoint additional sub-advisers for KBA or replace KBA’s sub-adviser. If Proposal 2 is approved by shareholders of KBA, KBA’s reliance on the MoM Order is expected to become effective immediately after the Special Meeting and a new sub-advisory agreement between Krane and Bosera (the “New KBA Sub-Advisory Agreement”) with respect to KBA will become effective immediately or upon the approval by KBA shareholders of the New Advisory Agreement between Krane and the Trust, on behalf of KBA, whichever is later.

If a 1940 Act Majority of KBA has not authorized KBA’s reliance on the MoM Order by the time of the Closing and the Current KBA Sub-Advisory Agreement terminates due to the termination of the Current Advisory Agreement between Krane and the Trust, on behalf of KBA, the Board has approved an interim sub-advisory agreement (the “Interim KBA Sub-Advisory Agreement”) with respect to KBA that will take effect. The terms of the Interim KBA Sub-Advisory Agreement are substantially the same as the terms in the Current KBA Sub-Advisory Agreement with respect to KBA, except as required by applicable SEC regulations and the effective and termination dates.

What are the Material Terms of the Interim KBA Sub-Advisory Agreement?

If the majority of the outstanding shares (as defined in the 1940 Act) of KBA have not authorized KBA’s reliance on the MoM Order by the time of the Closing, and the Current KBA Sub-Advisory Agreement terminates, the Board has approved the Interim KBA Sub-Advisory Agreement for KBA to take effect to allow for additional time to solicit shareholder approval of KBA’s reliance on the MoM Order.

As noted above, the material terms of the Interim KBA Sub-Advisory Agreement are substantially the same as the terms in the Current KBA Sub-Advisory Agreement described below, except for the effective and termination dates. In addition, pursuant to SEC rules, the Interim KBA Sub-Advisory Agreement provides that it may only remain in effect for a period of up to 150 days.

Under the Current KBA Sub-Advisory Agreement, subject to the supervision and oversight of Krane and the Board, Bosera manages all of the securities and other assets of KBA in accordance with the KBA’s investment objectives, policies and restrictions as stated in its prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time, and applicable law, regulations and interpretations and exemptions from the foregoing. Bosera is also responsible for managing the relationship with Chinese regulatory authorities and securing a Qualified Foreign Investor license for KBA. Bosera is also responsible for, among other things: (1) determining which assets will be purchased, retained, or sold by KBA, and what portion of the assets will be invested or held uninvested in cash, (2) placing orders with brokers or dealers that it selects; (3) maintaining all books and records with respect to transactions involving Fund assets as required by the 1940 Act; (4) providing KBA’s custodian on each business day, and Krane upon request, with information relating to all transactions concerning Fund assets; (5) providing compliance reports and certifications and such other information as may be reasonably requested by Krane or the Board; (6) to the extent applicable to certain investments, exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by KBA; and (7) monitoring Fund assets and notifying Krane and the Trust’s fund accounting agent of assets that should be fair valued in accordance with the Trust’s valuation procedures.

Under the Current KBA Sub-Advisory Agreement, in the performance of its duties and obligations, Bosera must act in conformity with the Trust’s Amended and Restated Declaration of Trust and By-Laws, the 1940 Act, the Advisers Act of 1940, as amended, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations and Chinese law and regulations. The Current KBA Sub-Advisory Agreement also includes additional representations and obligations regarding Bosera’s compliance with applicable law and regulations. Bosera will furnish, at its expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required to perform the duties under the Current KBA Sub-Advisory Agreement.

Under the Current KBA Sub-Advisory Agreement, neither Krane nor Bosera will indemnify the other party for gross negligence, bad faith, willful misconduct or reckless disregard of its duties.

The Current KBA Sub-Advisory Agreement provides for an initial two-year term. Thereafter, if not terminated, it continues for periods of one year so long as such continuance is approved at least annually in conformity with the requirements of the 1940 Act. The Current KBA Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by vote of a majority the Board, or by vote of a majority of the outstanding voting securities of KBA, or by Krane, in each case, upon 60 days’ written notice to Bosera; (ii) by Krane upon 60 days’ written notice to Bosera and the Board; or (iii) by any party upon written notice to the other party if certain events occur as set forth in the Current KBA Sub-Advisory Agreement. The Current KBA Sub-Advisory Agreement terminates automatically and immediately in the event of its assignment, as that term is defined by the 1940 Act, or in the event of a termination of the Current Advisory Agreement between Krane and the Trust.

A form of the Interim KBA Sub-Advisory Agreement (including schedules of the compensation to be paid to Bosera by KBA) is included as Exhibit I and the discussions of the Interim KBA Sub-Advisory Agreement in this Proxy Statement are qualified in their entirety by reference thereto.

What Did the Board Consider in Approving the MoM Order?

At the Meeting held on February 20, 2026, the Board, including all of the Independent Trustees, voted to approve KBA’s reliance on the MoM Order. The Board determined that such reliance is in the best interests of KBA and its shareholders because, among other things, the MoM Order will provide Krane with increased operational flexibility and efficiency by allowing Krane, subject to Board oversight, to employ sub-advisers that Krane believes are best suited to manage KBA. The Board considered that reliance on the MoM Order would eliminate potential delays and costs associated with convening shareholders of KBA to approve such sub-advisory agreement.

What Happens If Proposal 2 Is Not Approved by Shareholders of KBA?

If a 1940 Act Majority of KBA has not authorized reliance on the MoM Order by the time that the Current KBA Sub-Advisory Agreement terminates due to the termination of the Current Advisory Agreement between Krane and the Trust, on behalf of KBA, the Interim KBA Sub-Advisory Agreement will become effective with respect to KBA. If a 1940 Act Majority of KBA has not authorized reliance on the MoM Order within 150 days thereafter, decisions regarding a proposed sub-adviser for KBA or a material change to a sub-advisory agreement with respect to KBA will continue to require shareholder approval. Accordingly, Bosera will be unable to continue to serve as KBA’s sub-adviser until shareholders approve a new-subadvisory agreement with Bosera, and Krane will solely advise KBA.

What Vote Is Required by Shareholders to Approve Proposal 2?

Approval of the MoM Order requires the affirmative vote of a 1940 Act Majority of KBA’s shares. The Board, including the Independent Trustees, has determined that recommending the MoM Order for KBA is in the best interests of the Fund’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR”

PROPOSAL 2

GENERAL INFORMATION

Investment Adviser and Sub-Advisers

Krane Funds Advisors, LLC, 280 Park Avenue, 32nd Floor, New York, New York 10017, serves as investment adviser of the Trust. Krane has served as the investment adviser of each Fund since its inception.

Amova Asset Management Americas, Inc., 605 Third Avenue, 38th Floor, New York, New York 10158, serves as sub-adviser to KraneShares Asia Pacific High Income USD Bond ETF.

Bosera Asset Management (International) Co., Ltd., Jardine House, Suite 4109, One Connaught Place, Central, Hong Kong, serves as sub-adviser to KraneShares Bosera MSCI China A 50 Connect Index ETF and KraneShares SSE STAR Market 50 Index ETF.

Climate Finance Partners LLC, 1000 N. West Street, Suite 1200, Wilmington, Delaware 19801, serves as subadviser to KraneShares Global Carbon Strategy ETF and KraneShares California Carbon Allowance Strategy ETF.

Dragon Capital Management (HK) Limited, Unit 2406, 24/F., 9 Queen’s Road Central, Hong Kong, serves as sub-adviser to KraneShares Dragon Capital Vietnam Growth Index ETF.

Etna Capital Management Company Ltd, 1532 Nexxus Building, Connaught Road, Central, Hong Kong, serves as sub-adviser to KraneShares Artificial Intelligence and Technology ETF.

Hedgeye Asset Management, LLC, 1 High Ridge Park, Third Floor, Stamford, Connecticut 06905, serves as sub-adviser to KraneShares Hedgeye Hedged Equity Index ETF.

Mount Lucas Index Advisers LLC, 405 South State Street, Newtown, Pennsylvania 18940, serves as sub-adviser to KraneShares Mount Lucas Managed Futures Index Strategy ETF.

Numeric Investors LLC, 200 Pier 4 Boulevard, Fifth Floor, Boston, Massachusetts 02210, serves as sub-adviser to KraneShares Man Buyout Beta Index ETF.

Quadratic Capital Management LLC, 39 Lewis Street, Fourth Floor, Greenwich, Connecticut 06830, serves as sub-adviser to Quadratic Interest Rate Volatility and Inflation Hedge ETF and Quadratic Deflation ETF.

Wahed Invest LLC, 27 East 28th Street, 8th Floor, New York, New York 10016, serves as sub-adviser to KraneShares Wahed Alternative Income Index ETF.

Distributor

SEI Investments Distribution Co. (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the distributor of the Funds. It is expected that following the Closing, SEI will continue to provide distribution services to the Funds.

Administrator

SEI Investments Global Funds Services (“SEI Global”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the administrator for the Funds. It is expected that following the Closing, SEI Global will continue to provide administration services to the Funds.

Transfer Agent, Custodian and Sub-Custodians

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, serves as custodian and transfer agent for the Funds. BBH, in its capacity as custodian, maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services. It is expected that following the Closing, BBH will continue to provide custodial and transfer agency services to the Funds.

Foreign securities held by the Funds are generally held by sub-custodians in BBH’s sub-custodian network. The Hongkong and Shanghai Banking Corporation Ltd. (“HSBC”) serves as the People’s Republic of China (“PRC”) custodian for the KraneShares Bosera MSCI China A 50 Connect Index ETF, KraneShares SSE STAR Market 50 Index ETF, and KraneShares Asia Pacific High Income USD Bond ETF. It is expected that following the Closing, HSBC will continue to serve as sub-custodian for these Funds. PRC debt securities held by the Funds are held in mainland China through an account with Bond Connect scheme, or through the China Central Depository and Clearing Corporation Limited and Shanghai Clearing House.

Securities Lending Agent

Mitsubishi UFJ Trust and Banking Corporation (“MUTB”) serves as the securities lending agent for the Trust. As the securities lending agent, MUTB, among other matters, negotiates the specific loan terms for the Funds to loan their securities and receive compensation therefor, arranges for deliveries of securities and collateral under the securities lending program, and effects the investment of cash collateral received in connection with loaned securities. It is expected that following the Closing, MUTB will continue to provide securities lending agency services to the Funds that participate in securities lending.

Affiliated Brokerage

During the fiscal year ended March 31, 2025, no Fund paid broker commissions to an affiliated broker-dealer. The Funds may in the future execute transactions through an affiliated broker-dealer, subject to operational, legal and regulatory constraints, including Section 15(f) of the 1940 Act, the requirement to obtain best execution, and the 1940 Act’s provisions and rules thereunder regarding restrictions on affiliated transactions.

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Funds do not hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds’ shareholders should send such proposals to the Principal Executive Officer of the Funds at 280 Park Avenue, 32nd Floor, New York, NY 10017, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. A special shareholders’ meeting may be called upon the written request of shareholders owning at least 25% of all the votes entitled to be cast at such meeting, provided that shareholders meet certain additional conditions. In addition, a special shareholders’ meeting must be called upon the request of shareholders owning at least 10% of the votes entitled to be cast at such meeting for consideration of the removal of a Trustee from the Board.

Shareholders of the Funds that wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Principal Executive Officer of the Funds, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of Trustees of the Funds or a specified member of the Board. The Principal Executive Officer will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Board of Trustees of KraneShares Trust,

Jonathan Krane
Trustee, Chairman of the Board and Principal Executive Officer

[March 6], 2026

EXHIBITS INDEX

EXHIBIT A

Outstanding Shares

The chart below indicates the number of shares of each Fund that are outstanding as of the close of business on the Record Date:

Fund	Outstanding Shares (Millions)
KraneShares 100% KWEB Defined Outcome January 2027 ETF	[●]
KraneShares 2X Long BABA Daily ETF	[●]
KraneShares 2X Long BIDU Daily ETF	[●]
KraneShares 2X Long JD Daily ETF	[●]
KraneShares 2X Long MELI Daily ETF	[●]
KraneShares 2X Long PDD Daily ETF	[●]
KraneShares 90% KWEB Defined Outcome January 2027 ETF	[●]
KraneShares Artificial Intelligence and Technology ETF	[●]
KraneShares Asia Pacific High Income USD Bond ETF	[●]
KraneShares Bosera MSCI China A 50 Connect Index ETF	[●]
KraneShares California Carbon Allowance Strategy ETF	[●]
KraneShares China Alpha Index ETF	[●]
KraneShares CSI China Internet ETF	[●]
KraneShares Dragon Capital Vietnam Growth Index ETF	[●]
KraneShares Electric Vehicles & Future Mobility Index ETF	[●]
KraneShares Emerging Markets Consumer Technology Index ETF	[●]
KraneShares Global Carbon Strategy ETF	[●]
KraneShares Global Humanoid and Embodied Intelligence Index ETF	[●]
KraneShares Hang Seng TECH Index ETF	[●]
KraneShares Hedgeye Hedged Equity Index ETF	[●]
KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF	[●]
KraneShares KWEB Covered Call Strategy ETF	[●]
KraneShares Man Buyout Beta Index ETF	[●]
KraneShares Mount Lucas Managed Futures Index Strategy ETF	[●]
KraneShares MSCI All China Health Care Index ETF	[●]
KraneShares MSCI China Clean Technology Index ETF	[●]
KraneShares MSCI Emerging Markets ex China Index ETF	[●]
KraneShares MSCI One Belt One Road Index ETF	[●]
KraneShares SSE STAR Market 50 Index ETF	[●]
KraneShares Sustainable Ultra Short Duration Index ETF	[●]
KraneShares Value Line® Dynamic Dividend Equity Index ETF	[●]
KraneShares Wahed Alternative Income Index ETF	[●]
Quadratic Deflation ETF	[●]
Quadratic Interest Rate Volatility and Inflation Hedge ETF	[●]

Exhibit A-1

EXHIBIT B

5% Owners of Fund Shares

As of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of each of the Funds listed below.

Fund	Shareholder	Total Shares	% of Total Shares Outstanding
KraneShares 100% KWEB Defined Outcome January 2027 ETF	[●]	[●]	[●]%
KraneShares 2X Long BABA Daily ETF	[●]	[●]	[●]%
KraneShares 2X Long BIDU Daily ETF	[●]	[●]	[●]%
KraneShares 2X Long JD Daily ETF	[●]	[●]	[●]%
KraneShares 2X Long MELI Daily ETF	[●]	[●]	[●]%
KraneShares 2X Long PDD Daily ETF	[●]	[●]	[●]%
KraneShares 90% KWEB Defined Outcome January 2027 ETF	[●]	[●]	[●]%
KraneShares Artificial Intelligence and Technology ETF	[●]	[●]	[●]%
KraneShares Asia Pacific High Income USD Bond ETF	[●]	[●]	[●]%
KraneShares Bosera MSCI China A 50 Connect Index ETF	[●]	[●]	[●]%
KraneShares California Carbon Allowance Strategy ETF	[●]	[●]	[●]%
KraneShares China Alpha Index ETF	[●]	[●]	[●]%
KraneShares CSI China Internet ETF	[●]	[●]	[●]%
KraneShares Dragon Capital Vietnam Growth Index ETF	[●]	[●]	[●]%
KraneShares Electric Vehicles & Future Mobility Index ETF	[●]	[●]	[●]%
KraneShares Emerging Markets Consumer Technology Index ETF	[●]	[●]	[●]%
KraneShares Global Carbon Strategy ETF	[●]	[●]	[●]%
KraneShares Global Humanoid and Embodied Intelligence Index ETF	[●]	[●]	[●]%
KraneShares Hang Seng TECH Index ETF	[●]	[●]	[●]%
KraneShares Hedgeye Hedged Equity Index ETF	[●]	[●]	[●]%
KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF	[●]	[●]	[●]%
KraneShares KWEB Covered Call Strategy ETF	[●]	[●]	[●]%
KraneShares Man Buyout Beta Index ETF	[●]	[●]	[●]%
KraneShares Mount Lucas Managed Futures Index Strategy ETF	[●]	[●]	[●]%
KraneShares MSCI All China Health Care Index ETF	[●]	[●]	[●]%
KraneShares MSCI China Clean Technology Index ETF	[●]	[●]	[●]%
KraneShares MSCI Emerging Markets ex China Index ETF	[●]	[●]	[●]%
KraneShares MSCI One Belt One Road Index ETF	[●]	[●]	[●]%
KraneShares SSE STAR Market 50 Index ETF	[●]	[●]	[●]%
KraneShares Sustainable Ultra Short Duration Index ETF	[●]	[●]	[●]%
KraneShares Value Line® Dynamic Dividend Equity Index ETF	[●]	[●]	[●]%
KraneShares Wahed Alternative Income Index ETF	[●]	[●]	[●]%
Quadratic Deflation ETF	[●]	[●]	[●]%
Quadratic Interest Rate Volatility and Inflation Hedge ETF	[●]	[●]	[●]%

A person owning 25% or more of the voting securities of a Fund is termed a “Control Person” of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over a Fund.

Exhibit B-1

EXHIBIT C

Management of the Trust

Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served (or Year Service Began)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer During Past 5 Years
Interested Trustee
Jonathan Krane* (1968) 280 Park Avenue, 32nd Floor, New York, New York 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present.	43	Director of Krane California Carbon Allowance Fund, Ltd. from 2024 to present. Director of KraneShares ETC plc from 2024 to present. Director of KraneShares ICAV from 2021 to present.
Independent Trustees
Luis Berruga (1977) 280 Park Avenue, 32nd Floor, New York, New York 10017	Trustee, No set term; served since 2024	Founder and Managing Partner of LBS Capital (family office and advisory business) from 2024 to present. Chief Executive Officer of Global X ETFs from 2018 to 2023. Chief Executive Officer of Global X Management Company LLC (“Global X”) from 2014 to 2023; Chief Operating Officer of Global X in 2018; Chief Financial Officer and Chief Operating Officer of Global X from 2014 to 2018.	43	Independent Director of Sol Strategies from 2025 to present. Independent Director of VistaOne Fund from 2025 to present. Independent Director of Tidal Trust IV from 2025 to present. Interested Trustee of Global X Funds from 2018 to 2023.
John Ferguson (1966) 280 Park Avenue, 32nd Floor, New York, New York 10017	Trustee, No set term; served since 2012	President and CCO of Three Fifty Eight Investment Group, LLC from 2024 to present. Advisor to CEO and CCO of Covey Advisors LLC from 2023 to 2024. Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, LLC from 2005 to 2011.	43	Independent Director of Pula Capital Offshore Fund Ltd. (Cayman) from 2024 to present. Independent Director of K2 Advisors Offshore Fund Complex from 2022 to present.
Matthew Stroyman (1968) 280 Park Avenue, 32nd Floor, New York, New York 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals).	43	None

Exhibit C-1

Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served (or Year Service Began)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer During Past 5 Years
Officers
Jonathan Krane (1968) 280 Park Avenue, 32nd Floor, New York, New York 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present.	43	None
Jennifer Tarleton* (formerly Krane) (1966) 280 Park Avenue, 32nd Floor, New York, New York 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	43	None
Michael Quain (1957) 280 Park Avenue, 32nd Floor, New York, New York 10017	Chief Compliance Officer and Anti-Money Laundering Officer, No set term; served since 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present.	43	None
John Bourgeois (1973) SEI Investments Company One Freedom Valley Drive, Oaks, PA 19456	Assistant Treasurer, No set term; served since 2024	Director of Accounting, SEI Investments Global Fund Services from May 2024 to present. Fund Accounting Manager, SEI Investments Global Fund Services from June 2001 to May 2024.	43	None
David Adelman (1964) 280 Park Avenue, 32nd Floor, New York, New York 10017	Assistant Secretary, No set term; served since 2021	Managing Director and the General Counsel, Krane Fund Advisors, LLC from 2021 to present. Partner, Reed Smith LLP from 2015 to 2021.	43	None
Jonathan Shelon (1974) 280 Park Avenue, 32nd Floor, New York, New York 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	43	None

Exhibit C-2

Information About Krane

Directors

Currently, the directors of Krane are Jonathan Krane, Jonathan Shelon, Yan Yu, Ge Yan and Sean Shi, and Jonathan Krane controls Krane by virtue of his ownership interest in Krane and his actual control over the day-to-day management of Krane.

Upon the Closing of the Transaction, the directors of Krane will be Jonathan Krane, Jonathan Shelon and Jennifer Tarleton. Jonathan Krane will continue to control Krane by virtue of his ownership interest in Krane and his actual control over the day-to-day management of Krane.

Principal Executive Officers

Currently, the principal executive officers of Krane are:

Jonathan Krane	Chief Executive Officer
Brendan Ahern	Chief Investment Officer
Odette Gafner	Chief Compliance Officer
Jonathan Shelon	Chief Operating Officer
Jennifer Tarleton	Head of Human Resources

The address for the executive officers of Krane is 280 Park Avenue, 32nd Floor, New York, NY 10017. Currently, CICC USA, a wholly-owned, indirect subsidiary of China International Capital Corporation Limited holds 50.1% of the equity interests in Krane. As of September 30, 2025, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, held approximately 40.11% and 39.42%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC (“KFA One”), located at 280 Park Avenue, 32nd Floor, New York, New York 10017, holds the remaining equity interests in Krane. Through KFA One, each of the principal executive officers of Krane currently has an ownership interest in Krane and, therefore, may be deemed to have an interest in the Transaction and the approval of Proposal 1. None of the principal executive officers of Krane has an interest in the approval of Proposal 2, and none of the officers or Trustees of the Trust has an interest in Proposal 2.

Upon the Closing of the Transaction, the principal executive officers of Krane will be:

Jonathan Krane	Chief Executive Officer
Brendan Ahern	Chief Investment Officer
Odette Gafner	Chief Compliance Officer
Jonathan Shelon	Chief Operating Officer
Jennifer Tarleton	Head of Human Resources

The address for the executive officers of Krane will continue to be 280 Park Avenue, 32nd Floor, New York, NY 10017. After the Transaction, KFA One will retain its current equity interests in Krane, and Acquirer will obtain the interests currently owned by CICC USA. Upon the Closing of the Transaction, the Acquirer will hold 50.1% of the equity interests in Krane and KFA One will hold 49.9% of the equity interests in Krane. Through Acquirer, each of the principal executive officers of Krane will have an ownership interest in Krane and, therefore, may be deemed to have an interest in the Transaction and the approval of Proposal 1.

No Trustee has engaged in any purchase or sale of securities of Krane or its parent, or the subsidiaries of either, in excess of 1% of the outstanding securities of any class of securities of Krane or its parent, or the subsidiaries of either, since the beginning of the most recently completed fiscal year ended March 31, 2025. As of March 31, 2025, none of the Independent Trustees or members of his or her immediate family, beneficially owns or owns of record securities representing interests in Krane, any sub-adviser or distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee.

Exhibit C-3

EXHIBIT D

Form of Fee Waiver Agreement

THIS FEE WAIVER AGREEMENT (the “Agreement”) is effective with respect to each Fund (as defined below) as of the Effective Date set forth in Appendix A, by and between KRANESHARES TRUST, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and the investment adviser of the Funds, KRANE FUNDS ADVISORS, LLC (the “Adviser’’) and replaces and terminates the current Fee Waiver Agreement with respect to each Fund.

WITNESSETH:

WHEREAS, the Adviser serves as investment adviser to each Fund pursuant to the terms and provisions of an Investment Advisory Agreement between the Trust and the Adviser dated as of the Effective Date, as amended from time to time (the “Investment Advisory Agreement”);

WHEREAS, the Adviser is entitled to compensation under the Investment Advisory Agreement in exchange for providing advisory and other services, and paying all of the Trust’s expenses except those specifically excluded therein; and

WHEREAS, the Adviser desires to waive a portion the Advisory Fee specified in Schedule A of the Investment Advisory Agreement (“Advisory Fee”) of each Fund listed in Appendix A hereto for the period described herein pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of each Fund) desires to allow the Adviser to implement such waivers;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intended to be legally bound hereby, mutually agree as follows:

1. Advisory Fee Waiver. The Adviser hereby agrees to waive a portion of its current Advisory Fee for each Fund by an annual rate, expressed as a percentage of average annual net assets, listed in Appendix A hereto (the “Annual Waiver”).

2. Term. This Agreement shall become effective with respect to a Fund on the date set forth in Appendix A hereto and shall remain in effect with respect to such Fund until the date set forth in Appendix A hereto.

3. Termination. This Agreement may be terminated at any time with respect to any Fund, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund. This Agreement will automatically terminate with respect to any Fund listed in Appendix A if the Investment Advisory Agreement for that Fund is terminated, with such termination effective upon the effective date of the Investment Advisory Agreement’s termination for that Fund.

4. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

Exhibit D-1

5. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

KRANESHARES TRUST	KRANE FUNDS ADVISORS, LLC

By:	By:
Name:	Name:
Title:	Title:

Exhibit D-2

Appendix A

Fund	Effective Date	Waiver Period	Annual Waiver
KraneShares Bosera MSCI China A 50 Connect Index ETF		Effective Date through August 1, 2028	0.23%
KraneShares Global Humanoid and Embodied Intelligence Index ETF		Effective Date through August 1, 2028	0.10%
KraneShares MSCI Emerging Markets ex China Index ETF		Effective Date through August 1, 2028	0.35%
KraneShares MSCI All China Health Care Index ETF		Effective Date through August 1, 2028	0.14%
KraneShares Emerging Markets Consumer Technology Index ETF		Effective Date through August 1, 2028	0.30%
KraneShares Global EM Revenue Leaders Index ETF		Effective Date through August 1, 2028	0.04%
KraneShares Sustainable Ultra Short Duration Index ETF		Effective Date through August 1, 2028	0.10%
KraneShares 2X Long BABA Daily ETF		Effective Date through August 1, 2028	0.27%
Quadratic Interest Rate Volatility and Inflation Hedge ETF		Effective Date through August 1, 2028	0.04%

Appendix A-1

EXHIBIT E

Current Advisory Agreement Approval Dates

Set forth below are the dates on which the Current Advisory Agreement was last submitted to shareholders and approved by the Board.

Fund	Date Last Submitted to Shareholders	Date Last Approved by the Board
KraneShares 100% KWEB Defined Outcome January 2027 ETF	02/04/2024	05/21/2025
KraneShares 2X Long BABA Daily ETF	03/07/2025	12/05/2025
KraneShares 2X Long BIDU Daily ETF	10/18/2025	12/05/2024
KraneShares 2X Long JD Daily ETF	04/04/2024	12/05/2024
KraneShares 2X Long MELI Daily ETF	06/09/2025	03/06/2025
KraneShares 2X Long PDD Daily ETF	03/07/2025	12/05/2024
KraneShares 90% KWEB Defined Outcome January 2027 ETF	02/04/2024	05/21/2025
KraneShares Artificial Intelligence and Technology ETF	07/16/2024	05/21/2025
KraneShares Asia Pacific High Income USD Bond ETF	06/26/2018	05/21/2025
KraneShares Bosera MSCI China A 50 Connect Index ETF	08/31/2017	05/21/2025
KraneShares California Carbon Allowance Strategy ETF	09/27/2021	05/21/2025
KraneShares China Alpha Index ETF	08/23/2024	05/21/2025
KraneShares CSI China Internet ETF	08/31/2017	05/21/2025
KraneShares Dragon Capital Vietnam Growth Index ETF	10/14/2025	05/21/2025
KraneShares Electric Vehicles & Future Mobility Index ETF	01/16/2018	05/21/2025
KraneShares Emerging Markets Consumer Technology Index ETF	10/11/2017	05/21/2025
KraneShares Global Carbon Strategy ETF	04/15/2020	05/21/2025
KraneShares Global Humanoid and Embodied Intelligence Index ETF	06/02/2025	05/21/2025
KraneShares Hang Seng TECH Index ETF	[●]	05/21/2025
KraneShares Hedgeye Hedged Equity Index ETF	07/11/2024	05/21/2025
KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF	12/01/2025	09/21/2025
KraneShares KWEB Covered Call Strategy ETF	01/05/2023	05/21/2025
KraneShares Man Buyout Beta Index ETF	10/02/2024	03/07/2024
KraneShares Mount Lucas Managed Futures Index Strategy ETF	11/27/2020	05/21/2025
KraneShares MSCI All China Health Care Index ETF	01/29/2018	05/21/2025
KraneShares MSCI China Clean Technology Index ETF	[●]	05/21/2025
KraneShares MSCI Emerging Markets ex China Index ETF	04/08/2019	05/21/2025
KraneShares MSCI One Belt One Road Index ETF	09/06/2017	05/21/2025
KraneShares SSE STAR Market 50 Index ETF	08/12/2020	05/21/2025
KraneShares Sustainable Ultra Short Duration Index ETF	07/24/2024	05/21/2025
KraneShares Value Line® Dynamic Dividend Equity Index ETF	11/20/2020	05/21/2025
KraneShares Wahed Alternative Income Index ETF	10/08/2025	05/21/2025
Quadratic Deflation ETF	09/17/2021	05/21/2025
Quadratic Interest Rate Volatility and Inflation Hedge ETF	05/10/2019	05/21/2025

[1]	Shareholder approval required in connection with change of control of Krane.

Exhibit E-1

EXHIBIT F

Form of New Advisory Agreement

This Investment Advisory Agreement (“Agreement”) is made this [   ], 2026, by and between KraneShares Trust (the “Trust”), a Delaware statutory trust, and Krane Funds Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser is engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is a management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto, as may be amended from time to time to add and remove series (each, a “Fund” and collectively, the “Funds”);

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each of the Funds; and

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Funds on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Trust and the Adviser agree as follows:

1. General Provision.

(a) The Trust hereby employs the Adviser and the Adviser hereby undertakes to act as the investment adviser of the Trust and to perform for the Trust such other duties and functions as are hereinafter set forth for the compensation herein provided. The Adviser shall, in all matters, give to the Trust and its Board of Trustees (the “Board”) the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Trust to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law, (iii) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time, (iv) the policies and determinations of the Board; (v) the investment policies and investment restrictions of the Trust as reflected in the Trust’s registration statement under the Investment Company Act as amended or supplemented from time to time or as such policies may, from time to time, be amended by the Trust’s shareholders; and (vi) the Prospectus and Statement of Additional Information of each Fund in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust with respect to any matters dealing with the business and affairs of the Trust, including the valuation of any Fund’s portfolio securities for which market prices are unavailable or the Adviser believes the market prices are unreliable.

Exhibit F-1

2. Services to be Provided by the Adviser.

(a) Management Services. The Adviser shall perform, or arrange for the performance of, the management and other related services necessary for the operation of each Fund. The Adviser shall provide the Funds with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Funds, shall conduct relations with custodians, depositories, transfer agents, administrators, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser shall prepare or participate in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders. The Adviser generally shall monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Fund under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable.

Notwithstanding the foregoing, the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Adviser be deemed under this Agreement to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust to perform such functions.

(b) Investment Advisory Services. Subject to the supervision, direction and approval of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Fund’s exemptive relief, investment objective(s) and policies and applicable law, regulations and interpretations and exemptions from the foregoing. The Adviser will in general take such action as is appropriate to effectively manage each Fund’s investment practices.

Exhibit F-2

The Adviser will manage, or cause to be managed, the investment and reinvestment of the assets of each Fund in a manner consistent with each Fund’s investment objectives and policies as stated in its Prospectus. The Adviser also will manage, or cause to be managed, the investments of each Fund in a manner consistent with any and all applicable investment restrictions contained in the Investment Company Act and the rules and regulations thereunder, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), including the diversification requirement of Subchapter M, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, and any applicable state securities law or regulation. The Trust will provide the Adviser with copies of any such SEC exemptive orders or SEC staff no-action letters. The Adviser agrees to perform its duties hereunder in compliance with the Funds’ policies and procedures adopted pursuant to Rule 38a-1 of the Investment Company Act, and the Adviser’s duties and obligations of Rule 206(4)-7 under the Advisers Act, including providing the Chief Compliance Officer of the Trust and/or the Board with such information, reports and certifications as they may reasonably request.

(c) Sub-advisers. In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, employ, retain or otherwise avail itself of the services of other persons or entities registered as investment advisers under the Advisers Act (a “sub-adviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall supervise and oversee the activities of any such sub-adviser and the Adviser shall be responsible for all acts and omissions of such sub-advisers in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties.

(d) Proxy Voting. The Adviser will have authority and responsibility to vote proxies for each Fund’s securities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser will vote proxies in the best interest of each Fund and may choose not to vote proxies where the cost of doing so, in the Adviser’s opinion, would exceed the expected benefits to the Fund. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. The Adviser’s authority to vote proxies for each Fund’s securities may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s sub-adviser(s).

(e) Securities Lending Activities. The Adviser shall provide the following services with respect to any securities lending activities on behalf of each Fund that engages in such activities: (i) assist the securities lending agent for each such Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with the Adviser’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Funds’ participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning Agent’s activities, and (vi) such other related duties as the Adviser deems necessary or appropriate.

Exhibit F-3

3. Information and Reports.

(a) The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(b) The Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will promptly inform the Trust if any information in a Fund’s Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser’s knowledge is (or will become) inaccurate or incomplete.

4. Portfolio Transactions and Brokerage.

(a) Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers or dealers that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds’ agent to give instructions to the Funds’ custodian as to deliveries of securities or other investments and payments of cash for the Funds’ account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the supervision of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 4.

(b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the Funds and to any other client accounts or portfolios that the Adviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

Exhibit F-4

(c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Funds or with brokers or dealers that execute transactions for the Funds, if any, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party), if any, as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by that Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

(e) Affiliated Brokers. An affiliate of the Adviser may act as broker or agent in connection with the purchase or sale of securities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI; and (ii) the provisions of the Investment Company Act, the Advisers Act, and any other applicable federal securities law or regulation. The Trust agrees that any entity or person associated with the Adviser or a sub-adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act of 1934, as amended, and the Trust consents to the retention of compensation for such transactions.

5. Records.

(a) Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the Investment Company Act, all records relating to the Funds’ investments that are required to be maintained by the Funds pursuant to the Investment Company Act and any other applicable state or federal securities law or regulation, including the Securities Exchange Act of 1934, as amended, and the Advisers Act, with respect to the Adviser’s responsibilities under this Agreement (the “Funds’ Books and Records”).

(b) Ownership of Records. The Adviser agrees that the Funds’ Books and Records are the Trust’s property and further agrees to surrender them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds’ Books and Records at its own cost. The Funds’ Books and Records will be made available, as soon as reasonably practicable, following any written request, to the Funds’ accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Funds’ Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Funds, will be made available promptly for inspection by the Fund or its authorized representatives upon reasonable written request.

Exhibit F-5

6. Compensation.

(a) In addition to the compensation set forth in paragraph (c) below, for the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser an annual investment advisory fee equal to the amount set forth on Schedule A attached hereto of the average daily value of each Fund’s net assets. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect thereto. All fees payable hereunder shall be accrued daily and paid as soon as practicable after the last day of each calendar month. In case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

(b) For the purpose of determining fees payable to the Adviser under the preceding paragraph, the value of a Fund’s net assets will be computed at the times and in the manner specified in the Fund’s pricing and valuation procedures, as amended from time to time, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

(c) In addition to the compensation set forth in paragraph (a) above, for the services provided by the Adviser under Section 2(e) with respect to each Fund, the Adviser shall receive the compensation set forth in Schedule B.

7. Expenses.

(a) The Adviser. Except as otherwise provided in Section 7(b) of this Agreement, the Adviser agrees to pay all expenses incurred by each Fund, including any expenses incurred by the Trust and allocated to the Fund.

(b) The Funds. The Trust, on behalf of each Fund, on a Fund-by-Fund basis out of the assets of the particular Fund for which an expense relates, agrees to pay all of the following expenses incurred by such Fund: (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (iv) Acquired Fund Fees and Expenses; (v) litigation expenses; (vi) the compensation payable to the Adviser under this Agreement; (vii) compensation and expenses of the Independent Trustees (including any Trustees’ counsel fees); and (viii) any expenses determined to be extraordinary expenses by the Board. For the avoidance of doubt, any fees and expenses incurred by a Fund in connection with the lending of its portfolio securities shall be treated as reducing the gross revenues or income receivable from such arrangements and shall not be treated as a fee or expense for which the Adviser is responsible.

Exhibit F-6

8. Liability of Adviser.

Neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Fund or its shareholders arising out of any investment or for any act or omission in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or any Fund to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

9. Term of Agreement; Termination of Agreement; Amendment of Agreement.

(a) Term. This Agreement will become effective with respect to a Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and thereafter so long as such continuance is specifically approved with respect to such Fund at least annually as required by the Investment Company Act.

(b) Termination. This Agreement may be terminated, without penalty, with respect to any Fund (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser, and (ii) by the Adviser upon sixty (60) days’ written notice to the Fund (which notice may be waived by the Fund). This Agreement will terminate automatically in the event of its assignment.

(c) Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on this Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund. The amendment of Schedule A to this Agreement for the sole purpose of (i) adding or removing one or more Funds or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement or amendment affecting an already existing Fund and requiring the approval of shareholders of that Fund.

10. Disclaimer of Trustee and Shareholder Liability.

The obligations of the Trust and the Funds under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust and the Funds individually, but bind only the property of that Fund and no other Funds of the Trust. The Adviser agrees to look solely to the assets of the Trust and each Fund for the satisfaction of any liability in respect of the Trust and the Funds under this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such transaction.

Exhibit F-7

11. Other Activities.

Nothing in this Agreement shall be construed to prohibit or otherwise limit the Adviser or any of its affiliates from engaging in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, including the provision of investment advisory and management services, to any other fund, firm, individual or association.

12. Definitions.

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the Investment Company Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

13. Entire Agreement; Severability.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

14. Use of the “KraneShares” Name.

The Adviser has consented to the use by the Trust of the name or identifying word “KraneShares” in the name of the Trust and each Fund. Such consent is conditioned upon the employment of the Adviser or an affiliate as the investment adviser to the Trust. The name or identifying word “KraneShares” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust and the Funds to cease using “KraneShares” in the name of the Trust and the Funds if the Funds cease to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.

15. Governing Law.

To the extent the federal securities laws do not apply, this Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware, without reference to the conflict of laws provisions thereof.

Exhibit F-8

16. Counterparts.

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[signature page to follow]

Exhibit F-9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

KRANESHARES TRUST

By:

Name.

Title:

KRANESHARES FUNDS ADVISORS, LLC

By:

Name.

Title:

Exhibit F-10

Schedule A

Dated [        ], 2026

to the

Investment Advisory Agreement dated [        ], 2026

by and between KraneShares Trust and Krane Funds Advisors, LLC

Fund Name	Effective Date	Advisory Fee
KraneShares CSI China Internet ETF	[ ], 2026	0.68%
KraneShares Bosera MSCI China A 50 Connect Index ETF	[ ], 2026	0.78%
KraneShares MSCI One Belt One Road Index ETF	[ ], 2026	0.78%
KraneShares Emerging Markets Consumer Technology Index ETF	[ ], 2026	0.78%
KraneShares MSCI China Clean Technology Index ETF	[ ], 2026	0.78%
KraneShares Asia Pacific High Income USD Bond ETF	[ ], 2026	0.68%
KraneShares MSCI All China Health Care Index ETF	[ ], 2026	0.78%
KraneShares Electric Vehicles and Future Mobility Index ETF	[ ], 2026	0.68%
KraneShares MSCI China A Hedged Index ETF*	[ ], 2026	0.78%
KraneShares MSCI Emerging Markets ex China Index ETF	[ ], 2026	0.58%
Quadratic Interest Rate Volatility and Inflation Hedge ETF	[ ], 2026	0.99%
KraneShares Global Carbon Strategy ETF	[ ], 2026	0.78%
KraneShares SSE STAR Market 50 Index ETF	[ ], 2026	0.88%
KraneShares Value Line® Dynamic Dividend Equity Index ETF	[ ], 2026	0.55%
KraneShares Mount Lucas Managed Futures Index Strategy ETF	[ ], 2026	0.89%
KraneShares Hang Seng TECH Index ETF	[ ], 2026	0.68%
Quadratic Deflation ETF	[ ], 2026	0.99%
KraneShares California Carbon Allowance Strategy ETF	[ ], 2026	0.78%
KraneShares Eastern US Carbon Strategy ETF*	[ ], 2026	0.78%
KraneShares KWEB Covered Call Strategy ETF	[ ], 2026	0.25%
KraneShares Global EM Revenue Leaders Index ETF*	[ ], 2026	0.68%
KraneShares 90% KWEB Defined Outcome January 2027 ETF	[ ], 2026	0.25%
KraneShares 100% KWEB Defined Outcome January 2027 ETF	[ ], 2026	0.25%
KraneShares Hedgeye Hedged Equity Index ETF	[ ], 2026	0.78%
KraneShares Artificial Intelligence and Technology ETF	[ ], 2026	0.99%
KraneShares Sustainable Ultra Short Duration Index ETF	[ ], 2026	0.29%
KraneShares China Alpha Index ETF	[ ], 2026	0.78%
KraneShares Man Buyout Beta Index ETF	[ ], 2026	0.88%
KraneShares 2x Long BABA Daily ETF	[ ], 2026	1.25%
KraneShares 2x Long PDD Daily ETF	[ ], 2026	1.25%
KraneShares 2x Long JD Daily ETF	[ ], 2026	1.25%
KraneShares 2x Long BIDU Daily ETF	[ ], 2026	1.25%
KraneShares 2x Long TSM Daily ETF*	[ ], 2026	1.25%
KraneShares 2x Long GRAB Daily ETF*	[ ], 2026	1.25%
KraneShares 2x Long SE Daily ETF*	[ ], 2026	1.25%
KraneShares 2x Long MELI Daily ETF	[ ], 2026	1.25%
KraneShares 2x Long ASML Daily ETF*	[ ], 2026	1.25%
KraneShares Global Humanoid and Embodied Intelligence Index ETF	[ ], 2026	0.78%
KraneShares Wahed Alternative Income Index ETF	[ ], 2026	0.50%
KraneShares Dragon Capital Vietnam Growth Index ETF	[ ], 2026	0.78%
KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF	[ ], 2026	0.78%
KraneShares MLM Commodity Long/Neutral ETF*	[ ], 2026	0.89%

*	Fund is effective but not operational.

Sch. A-1

Schedule B

Dated [        ], 2026

to the

Investment Advisory Agreement dated [        ], 2026

by and between KraneShares Trust and Krane Funds Advisors, LLC

Securities Lending Fees

As compensation for services provided by the Adviser in connection with securities lending-related activities of each Fund covered by the Agreement, except the Quadratic Interest Rate Volatility and Inflation Hedge ETF and the Quadratic Deflation ETF, a lending Fund shall pay to the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect of securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers).

Sch. B-1

EXHIBIT G

Advisory Fees and Other Compensation

Set forth below are (i) the advisory fees payable and paid to Krane by each Fund for the fiscal year ended March 31, 2025 (before and after taking into account any fee waivers) and the related fee waiver or reimbursement; and (ii) the fees earned by Krane for services provided in connection with securities lending-related activities for applicable Funds.

Fund	Advisory Fees Payable (before any waivers or reimbursements)	Advisory Fees Paid (after any waivers or reimbursements)	Advisory Fees Waived or Reimbursed	Fees from Securities Lending
KraneShares 100% KWEB Defined Outcome January 2027 ETF	$6,650	N/A	N/A	$0
KraneShares 2X Long BABA Daily ETF	$1,578	$1,237	$341	$0
KraneShares 2X Long BIDU Daily ETF	N/A	N/A	N/A	N/A
KraneShares 2X Long JD Daily ETF	N/A	N/A	N/A	N/A
KraneShares 2X Long MELI Daily ETF	N/A	N/A	N/A	N/A
KraneShares 2X Long PDD Daily ETF	$1,785	N/A	N/A	$0
KraneShares 90% KWEB Defined Outcome January 2027 ETF	$7,168	N/A	N/A	$0
KraneShares Artificial Intelligence and Technology ETF	$72,002	N/A	N/A	$0
KraneShares Asia Pacific High Income USD Bond ETF	$121,225	N/A	N/A	$0
KraneShares Bosera MSCI China A 50 Connect Index ETF	$1,424,739	$1,004,622	$420,117	$0
KraneShares California Carbon Allowance Strategy ETF	$1,500,624	N/A	N/A	$0
KraneShares China Alpha Index ETF	$44,215	N/A	N/A	$0
KraneShares CSI China Internet ETF	$40,786,079	N/A	N/A	$857,278
KraneShares Dragon Capital Vietnam Growth Index ETF	N/A	N/A	N/A	N/A
KraneShares Electric Vehicles & Future Mobility Index ETF	$544,206	N/A	N/A	$22,696
KraneShares Emerging Markets Consumer Technology Index ETF	$129,542	$89,103	$40,439	$336
KraneShares Global Carbon Strategy ETF	$2,032,003	N/A	N/A	$0
KraneShares Global Humanoid and Embodied Intelligence Index ETF	N/A	N/A	N/A	N/A
KraneShares Hang Seng TECH Index ETF	$84,353	N/A	N/A	$0
KraneShares Hedgeye Hedged Equity Index ETF	$46,813	$40,811	$6,002	$0
KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF	N/A	N/A	N/A	N/A
KraneShares KWEB Covered Call Strategy ETF	$366,857	N/A	N/A	$0
KraneShares Man Buyout Beta Index ETF	$46,688	N/A	N/A	$0
KraneShares Mount Lucas Managed Futures Index Strategy ETF	$2,875,942	N/A	N/A	$0
KraneShares MSCI All China Health Care Index ETF	$367,293	$301,369	$65,924	$941
KraneShares MSCI China Clean Technology Index ETF	$404,836	N/A	N/A	$0
KraneShares MSCI Emerging Markets ex China Index ETF	$428,825	$170,053	$258,772	$0
KraneShares MSCI One Belt One Road Index ETF	$27,280	N/A	N/A	$0
KraneShares SSE STAR Market 50 Index ETF	$264,084	N/A	N/A	$0
KraneShares Sustainable Ultra Short Duration Index ETF	$450,323	$295,041	$155,282	$0
KraneShares Value Line® Dynamic Dividend Equity Index ETF	$172,898	N/A	N/A	$0
KraneShares Wahed Alternative Income Index ETF	N/A	N/A	N/A	N/A
Quadratic Deflation ETF	$196,661	N/A	N/A	N/A
Quadratic Interest Rate Volatility and Inflation Hedge ETF	$6,028,220	N/A	N/A	N/A

Exhibit G-1

EXHIBIT H

Form of Interim Advisory Agreement

This Interim Investment Advisory Agreement (“Agreement”) is made this [   ], 2026, by and between KraneShares Trust (the “Trust”), a Delaware statutory trust, for and on behalf of the series listed on Schedule A hereto (each, a “Fund” and, collectively, the “Funds”), and Krane Funds Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust, on behalf of the Funds, and the Adviser are parties to the Investment Advisory Agreement dated as of June 7, 2017 (the “Current Investment Advisory Agreement”), pursuant to which the Adviser provides investment management services to the Funds;

WHEREAS, the Adviser has entered into an agreement pursuant to which the current control persons of the Adviser will change (the “Transaction”), whereby the closing of the Transaction (“Closing”) will result in an “assignment” of the Current Advisory Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”) and, as required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of an assignment;

WHEREAS, the Closing is expected to take effect prior to the date on which a new investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “New Advisory Agreement”) is approved by a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each fund; and

WHEREAS, in the event that the Transaction closes and the Current Advisory Agreement terminates as a result thereof prior to the approval of the New Advisory Agreement as described in the preceding recital, the Trust desires to retain the Adviser under this Agreement to provide investment management services to each of its respective Funds pursuant to Rule 15a-4 under the 1940 Act, and the Adviser is willing to render such investment management services to each Fund commencing on the Effective Date (as defined below) and until the earlier of: (i) the expiration of the 150-day period following the date of the Closing; and (ii) the date on which the New Advisory Agreement is approved by a “majority of the outstanding voting securities” of the Fund, in each case, unless earlier terminated pursuant to the terms hereof.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1. General Provision.

(a) The Trust hereby employs the Adviser and the Adviser hereby undertakes to act as the investment adviser of the Trust and to perform for the Trust such other duties and functions as are hereinafter set forth for the compensation herein provided. The Adviser shall, in all matters, give to the Trust and its Board of Trustees (the “Board”) the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Trust to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law, (iii) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time, (iv) the policies and determinations of the Board; (v) the investment policies and investment restrictions of the Trust as reflected in the Trust’s registration statement under the Investment Company Act as amended or supplemented from time to time or as such policies may, from time to time, be amended by the Trust’s shareholders; and (vi) the Prospectus and Statement of Additional Information of each Fund in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust with respect to any matters dealing with the business and affairs of the Trust, including the valuation of any Fund’s portfolio securities for which market prices are unavailable or the Adviser believes the market prices are unreliable.

Exhibit H-1

2. Services to be Provided by the Adviser.

(a) Management Services. The Adviser shall perform, or arrange for the performance of, the management and other related services necessary for the operation of each Fund. The Adviser shall provide the Funds with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Funds, shall conduct relations with custodians, depositories, transfer agents, administrators, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser shall prepare or participate in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders. The Adviser generally shall monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Fund under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable.

Notwithstanding the foregoing, the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Adviser be deemed under this Agreement to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust to perform such functions.

(b) Investment Advisory Services. Subject to the supervision, direction and approval of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Fund’s exemptive relief, investment objective(s) and policies and applicable law, regulations and interpretations and exemptions from the foregoing. The Adviser will in general take such action as is appropriate to effectively manage each Fund’s investment practices.

Exhibit H-2

The Adviser will manage, or cause to be managed, the investment and reinvestment of the assets of each Fund in a manner consistent with each Fund’s investment objectives and policies as stated in its Prospectus. The Adviser also will manage, or cause to be managed, the investments of each Fund in a manner consistent with any and all applicable investment restrictions contained in the Investment Company Act and the rules and regulations thereunder, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), including the diversification requirement of Subchapter M, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, and any applicable state securities law or regulation. The Trust will provide the Adviser with copies of any such SEC exemptive orders or SEC staff no-action letters. The Adviser agrees to perform its duties hereunder in compliance with the Funds’ policies and procedures adopted pursuant to Rule 38a-1 of the Investment Company Act, and the Adviser’s duties and obligations of Rule 206(4)-7 under the Advisers Act, including providing the Chief Compliance Officer of the Trust and/or the Board with such information, reports and certifications as they may reasonably request.

(c) Sub-advisers. In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, employ, retain or otherwise avail itself of the services of other persons or entities registered as investment advisers under the Advisers Act (a “sub-adviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall supervise and oversee the activities of any such sub-adviser and the Adviser shall be responsible for all acts and omissions of such sub-advisers in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties.

(d) Proxy Voting. The Adviser will have authority and responsibility to vote proxies for each Fund’s securities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser will vote proxies in the best interest of each Fund and may choose not to vote proxies where the cost of doing so, in the Adviser’s opinion, would exceed the expected benefits to the Fund. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. The Adviser’s authority to vote proxies for each Fund’s securities may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s sub-adviser(s).

Exhibit H-3

(e) Securities Lending Activities. The Adviser shall provide the following services with respect to any securities lending activities on behalf of each Fund that engages in such activities: (i) assist the securities lending agent for each such Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with the Adviser’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Funds’ participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning Agent’s activities, and (vi) such other related duties as the Adviser deems necessary or appropriate.

3. Information and Reports.

(a) The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(b) The Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will promptly inform the Trust if any information in a Fund’s Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser’s knowledge is (or will become) inaccurate or incomplete.

4. Portfolio Transactions and Brokerage.

(a) Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers or dealers that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds’ agent to give instructions to the Funds’ custodian as to deliveries of securities or other investments and payments of cash for the Funds’ account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the supervision of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 4.

(b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the Funds and to any other client accounts or portfolios that the Adviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

Exhibit H-4

(c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Funds or with brokers or dealers that execute transactions for the Funds, if any, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party), if any, as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by that Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

(e) Affiliated Brokers. An affiliate of the Adviser may act as broker or agent in connection with the purchase or sale of securities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI; and (ii) the provisions of the Investment Company Act, the Advisers Act, and any other applicable federal securities law or regulation. The Trust agrees that any entity or person associated with the Adviser or a sub-adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act of 1934, as amended, and the Trust consents to the retention of compensation for such transactions.

5. Records.

(a) Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the Investment Company Act, all records relating to the Funds’ investments that are required to be maintained by the Funds pursuant to the Investment Company Act and any other applicable state or federal securities law or regulation, including the Securities Exchange Act of 1934, as amended, and the Advisers Act, with respect to the Adviser’s responsibilities under this Agreement (the “Funds’ Books and Records”).

Exhibit H-5

(b) Ownership of Records. The Adviser agrees that the Funds’ Books and Records are the Trust’s property and further agrees to surrender them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds’ Books and Records at its own cost. The Funds’ Books and Records will be made available, as soon as reasonably practicable, following any written request, to the Funds’ accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Funds’ Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Funds, will be made available promptly for inspection by the Fund or its authorized representatives upon reasonable written request.

6. Compensation.

(a) In addition to the compensation set forth in paragraph (c) below, for the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser an annual investment advisory fee equal to the amount set forth on Schedule A attached hereto of the average daily value of each Fund’s net assets. All fees payable hereunder shall be accrued daily.

(b) For the purpose of determining fees payable to the Adviser under the preceding paragraph, the value of a Fund’s net assets will be computed at the times and in the manner specified in the Fund’s pricing and valuation procedures, as amended from time to time, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

(c) In addition to the compensation set forth in paragraph (a) above, for the services provided by the Adviser under Section 2(e) with respect to each Fund, the Adviser shall receive the compensation set forth in Schedule B.

(d) The fees earned under this Agreement with respect to each Fund shall be held until the Termination Date (as defined below) in an interest-bearing escrow account [with the Fund’s custodian or a bank]1. If a “majority of the outstanding voting securities” of a Fund approve the New Advisory Agreement on or prior to the Termination Date, the amount in the escrow account earned with respect to the Fund, including interest earned (if any), will be paid to the Adviser promptly following the Termination Date. If a “majority of the outstanding voting securities” of a Fund do not approve the New Investment Management Agreement on or before the Termination Date, the Adviser shall be paid promptly following the Termination Date, with respect to the Fund, out of the escrow account, the lesser of: any costs incurred in performing this Agreement (plus interest earned on that amount while in escrow); or the total amount in the escrow account with respect to the Fund (plus interest earned).

[1]	Note to Krane: Please confirm with BBH.

Exhibit H-6

In case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect and, subject to the escrow provisions of this Section 6, shall be payable upon the Termination Date.

7. Expenses.

(a) The Adviser. Except as otherwise provided in Section 7(b) of this Agreement, the Adviser agrees to pay all expenses incurred by each Fund, including any expenses incurred by the Trust and allocated to the Fund.

(b) The Funds. The Trust, on behalf of each Fund, on a Fund-by-Fund basis out of the assets of the particular Fund for which an expense relates, agrees to pay all of the following expenses incurred by such Fund: (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (iv) Acquired Fund Fees and Expenses; (v) litigation expenses; (vi) the compensation payable to the Adviser under this Agreement; (vii) compensation and expenses of the Independent Trustees (including any Trustees’ counsel fees); and (viii) any expenses determined to be extraordinary expenses by the Board. For the avoidance of doubt, any fees and expenses incurred by a Fund in connection with the lending of its portfolio securities shall be treated as reducing the gross revenues or income receivable from such arrangements and shall not be treated as a fee or expense for which the Adviser is responsible.

8. Liability of Adviser.

Neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Fund or its shareholders arising out of any investment or for any act or omission in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or any Fund to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

9. Term of Agreement; Termination of Agreement; Amendment of Agreement.

(a) With respect to each Fund, this Agreement shall become effective upon the termination of the Current Advisory Agreement(the “Effective Date”) (but only if the New Advisory Agreement has not been approved, on or prior to the Effective Date, by (i) a majority of the Independent Trustees and (ii) a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund) and shall continue in effect until the earlier of: (i) of the effective date of the New Advisory Agreement, which shall be the date as of which the New Advisory Agreement is approved by a vote of the “majority of the outstanding voting securities” of the Fund; or (ii) the expiration of the one hundred and fifty (150) day period following the Effective Date (the earlier of such dates, the “Termination Date”). Each Fund will be deemed to have terminated this Agreement on the Termination Date.

Exhibit H-7

(b) Notwithstanding the foregoing, this Agreement may be terminated, without penalty, with respect to any Fund: (a) at any time without penalty by the Board upon the vote of a majority of the entire Board or by vote of a “majority of the outstanding shares” of the Fund, upon sixty (60) days’ written notice to the Adviser, and (b) by the Adviser upon sixty (60) days’ written notice to the Fund (which notice may be waived by the Fund).

(c) Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on this Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund. The amendment of Schedule A to this Agreement for the sole purpose of (i) adding or removing one or more Funds or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement or amendment affecting an already existing Fund and requiring the approval of shareholders of that Fund.

10. Disclaimer of Trustee and Shareholder Liability.

The obligations of the Trust and the Funds under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust and the Funds individually, but bind only the property of that Fund and no other Funds of the Trust. The Adviser agrees to look solely to the assets of the Trust and each Fund for the satisfaction of any liability in respect of the Trust and the Funds under this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such transaction.

11. Other Activities.

Nothing in this Agreement shall be construed to prohibit or otherwise limit the Adviser or any of its affiliates from engaging in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, including the provision of investment advisory and management services, to any other fund, firm, individual or association.

12. Definitions.

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the Investment Company Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

Exhibit H-8

13. Entire Agreement; Severability.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

14. Use of the “KraneShares” Name.

The Adviser has consented to the use by the Trust of the name or identifying word “KraneShares” in the name of the Trust and each Fund. Such consent is conditioned upon the employment of the Adviser or an affiliate as the investment adviser to the Trust. The name or identifying word “KraneShares” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust and the Funds to cease using “KraneShares” in the name of the Trust and the Funds if the Funds cease to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.

15. Governing Law.

To the extent the federal securities laws do not apply, this Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware, without reference to the conflict of laws provisions thereof.

16. Counterparts.

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[signature page to follow]

Exhibit H-9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

KRANESHARES TRUST

By:

Name.

Title:

KRANE FUNDS ADVISORS, LLC

By:

Name.

Title:

Exhibit H-10

Schedule A

Dated [        ], 2026

to the

Interim Investment Advisory Agreement dated [        ], 2026

by and between KraneShares Trust and Krane Funds Advisors, LLC

Fund Name	Effective Date	Advisory Fee
KraneShares CSI China Internet ETF	[ ],2026	0.68%
KraneShares Bosera MSCI China A 50 Connect Index ETF	[ ],2026	0.78%
KraneShares MSCI One Belt One Road Index ETF	[ ],2026	0.78%
KraneShares Emerging Markets Consumer Technology Index ETF	[ ],2026	0.78%
KraneShares MSCI China Clean Technology Index ETF	[ ],2026	0.78%
KraneShares Asia Pacific High Income USD Bond ETF	[ ],2026	0.68%
KraneShares MSCI All China Health Care Index ETF	[ ],2026	0.78%
KraneShares Electric Vehicles and Future Mobility Index ETF	[ ],2026	0.68%
KraneShares MSCI Emerging Markets ex China Index ETF	[ ],2026	0.58%
Quadratic Interest Rate Volatility and Inflation Hedge ETF	[ ],2026	0.99%
KraneShares Global Carbon Strategy ETF	[ ],2026	0.78%
KraneShares SSE STAR Market 50 Index ETF	[ ],2026	0.88%
KraneShares Value Line® Dynamic Dividend Equity Index ETF	[ ],2026	0.55%
KraneShares Mount Lucas Managed Futures Index Strategy ETF	[ ],2026	0.89%
KraneShares Hang Seng TECH Index ETF	[ ],2026	0.68%
Quadratic Deflation ETF	[ ],2026	0.99%
KraneShares California Carbon Allowance Strategy ETF	[ ],2026	0.78%
KraneShares KWEB Covered Call Strategy ETF	[ ],2026	0.25%
KraneShares 90% KWEB Defined Outcome January 2027 ETF	[ ],2026	0.25%
KraneShares 100% KWEB Defined Outcome January 2027 ETF	[ ],2026	0.25%
KraneShares Hedgeye Hedged Equity Index ETF	[ ],2026	0.78%
KraneShares Artificial Intelligence and Technology ETF	[ ],2026	0.99%
KraneShares Sustainable Ultra Short Duration Index ETF	[ ],2026	0.29%
KraneShares China Alpha Index ETF	[ ],2026	0.78%
KraneShares Man Buyout Beta Index ETF	[ ],2026	0.88%
KraneShares 2x Long BABA Daily ETF	[ ],2026	1.25%
KraneShares 2x Long PDD Daily ETF	[ ],2026	1.25%
KraneShares 2x Long JD Daily ETF	[ ],2026	1.25%
KraneShares 2x Long BIDU Daily ETF	[ ],2026	1.25%
KraneShares 2x Long MELI Daily ETF	[ ],2026	1.25%
KraneShares Global Humanoid and Embodied Intelligence Index ETF	[ ],2026	0.78%
KraneShares Wahed Alternative Income Index ETF	[ ],2026	0.50%
KraneShares Dragon Capital Vietnam Growth Index ETF	[ ],2026	0.78%
KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF	[ ],2026	0.78%

Sch. A-1

Schedule B

Dated [        ], 2026

to the

Interim Investment Advisory Agreement dated [        ], 2026

by and between KraneShares Trust and Krane Funds Advisors, LLC

Securities Lending Fees

As compensation for services provided by the Adviser in connection with securities lending-related activities of each Fund covered by the Agreement, except the Quadratic Interest Rate Volatility and Inflation Hedge ETF and Quadratic Deflation ETF, a lending Fund shall pay to the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect of securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers).

Sch. B-1

EXHIBIT I

Form of Interim KBA Sub-Advisory Agreement

THIS INTERIM AGREEMENT (the “Agreement”) made as of this __ day of _____ 2026 by and between Bosera Asset Management (International) Co., Limited (the “Adviser”), a Hong Kong corporation located at Suite 4109, Jardine House, One Connaught Place, Central, Hong Kong and Krane Funds Advisors LLC (the “Manager”), a Delaware limited liability company, located at 280 Park Avenue, 32nd Floor, New York, NY 10017.

WITNESSETH

WHEREAS, the Manager and KraneShares Trust (the “Trust”), a Delaware statutory trust, are parties to an Investment Advisory Agreement (the “Current Advisory Agreement”), pursuant to which the Manager provides investment management services to the series of the Trust;

WHEREAS, the Manager and Adviser are parties to a Sub-Advisory Agreement (the “Current Sub-Advisory Agreement”), pursuant to which the Adviser provides investment management services to the series of the Trust listed in Schedule A (each a “Fund”), as may be amended from time to time;

WHEREAS, the Manager has entered into an agreement pursuant to which the current control persons of the Manager will change (the “Transaction”), whereby the closing of the Transaction (“Closing”) will result in an “assignment” of the Current Advisory Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”) and, as required by the 1940 Act, result in its automatic termination;

WHEREAS, the Current Sub-Advisory Agreement, by its terms, will automatically terminate upon the termination of the Current Advisory Agreement;

WHEREAS, the Closing of the Transaction is conditioned upon, among other things, the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of certain series of the Trust approving a new investment advisory agreement between the Adviser and the Trust (the “New Advisory Agreement”) and such Closing may take effect prior to the date on which the New Investment Advisory is approved;

WHEREAS, in the event that the Transaction closes and the Current Advisory and Sub-Advisory Agreements terminate prior to the approval of the New Advisory Agreement, the Adviser, subject to the approval of the Board of Trustees of the Trust (the “Board” or “Trustees”), desires to retain the Adviser under this Agreement to provide investment management services to the Fund pursuant to Rule 15a-4(b)(1) under the 1940 Act to ensure continuity of management of the Fund, and the Adviser is willing to render such investment management services to the Fund commencing on the Effective Date (as defined below) and until the earlier of: (i) the expiration of the 150-day period following the date of the Closing; and (ii) the date on which the New Advisory Agreement is approved by a “majority of the outstanding voting securities” of the Fund, in each case, unless earlier terminated pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

Exhibit I-1

1. Duties of the Adviser.

(a)	The Adviser will be responsible for managing the relationship with Chinese regulatory authorities, including the Securities & Futures Commission of Hong Kong, the China Securities Regulatory Commission and State Administration of Foreign Exchange. In this regard, among other things necessary and appropriate for the operation of the Funds, Adviser shall be responsible for securing QFII and RQFII allocations for the Funds and additional quotas as needed on a timely basis.

(b)	In addition, subject to supervision and oversight of the Manager and the Board, the Adviser shall manage all of the securities and other assets of the Funds (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”) and applicable law, regulations and interpretations and exemptions from the foregoing, and subject to the following:

(i)	The Adviser shall determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash.

(ii)	In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), and By-Laws, each as may be modified, amended or supplemented from time to time, the Prospectus, the instructions and directions of the Manager and of the Board, the then-current terms and conditions of exemptive and no-action relief granted to the Trust, and the Trust’s policies and procedures. The Manager undertakes to provide the Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned documents. In the performance of its duties and obligations under this Agreement, the Adviser shall also comply in all material respects with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations and Chinese laws and regulations, as each is amended from time to time. In this regard, the Adviser represents that it has adopted and implemented and will maintain in accordance with Rule 206(4)-7 under the Advisers Act, policies and procedures reasonably designed to (a) prevent violation by the Adviser and its supervised persons (as such term is defined by the Advisers Act) of the Advisers Act and the rules thereunder; and (b) to the extent that the Adviser’s activities or services could affect the Fund(s), policies and procedures, prevent violation of the federal securities laws (as such term is defined in Rule 38a-1 under the Investment Company Act) by the Fund(s) and the Adviser. Further, the Adviser shall maintain a disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards.

Exhibit I-2

(iii)	The Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (i) and will place orders with or through such persons, brokers or dealers chosen by the Adviser to carry out the policy with respect to brokerage as the Board or the Manager may direct in writing from time to time, in conformity with all federal securities laws and applicable Chinese laws and regulations. The Adviser may open and maintain brokerage accounts of all types of behalf of and in the name of the Funds. The Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Adviser deems desirable and appropriate. Subject to the obtaining the best price and execution reasonably available and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Adviser is authorized to cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to such Fund and to other funds or clients for which the Adviser exercises investment discretion. The Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Manager, Adviser or a Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules promulgated by the Securities and Exchange Commission (the “SEC”). The Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund(s) as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a fair and reasonable result and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner which the Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. The Manager agrees that the Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions take, with respect to the relevant Fund. The Manager also acknowledges that the Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund(s), and that the Adviser will carry out its duties hereunder together with its duties under such relationships.

Exhibit I-3

(iv)	The Adviser shall assist the Manager and any other relevant service provider in connection with any securities lending activities by the Funds.

(v)	The Adviser shall maintain all books and records with respect to transactions involving the Assets required by Rule 31a-1 under the 1940 Act and preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act. The Adviser shall timely furnish to the Manager all information needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Adviser may retain a copy of such records.

(vi)	The Adviser shall provide the relevant Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Manager with such information upon request of the Manager and shall otherwise cooperate with and provide reasonable assistance to the Manager, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust, The Adviser shall not hold, or have custody of, any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser. The Adviser will also provide the Manager with such compliance reports and certifications relating to its duties under this Agreement and the federal securities laws or Chinese laws or regulations as may be reasonably requested.

(vii)	To the extent applicable to China A Shares, the Adviser shall, when explicitly directed by the Manager or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by each Fund, including but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering exchanging or redeeming securities. The Adviser shall report to the Manager in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX), including a record of all proxies not voted and/or voted inconsistently with Adviser’s proxy voting guidelines. The Adviser shall certify at least annually or more often as may reasonably be requested by the Manager, as to the compliance of its proxy voting policies and procedures with applicable federal statutes and regulations.

Exhibit I-4

(viii)	The Adviser shall maintain books and records with respect to the Funds’ investment transactions and keep the Manager fully informed on an ongoing basis of all material facts concerning the Adviser and its key investment personnel providing services to the Funds. The Adviser shall furnish to the Manager or the Board regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Manager or Board may reasonably request; and the Adviser will attend meetings with the Manager and/or the Board, as reasonably requested, to discuss the foregoing. Upon the request of the Manager, the Adviser shall also furnish to the Manager any other information relating to the Assets that is required to be filed by the Manager or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief from the SEC on which the Manager, the Trust or a Fund relies.

(ix)	The Adviser shall monitor the Assets owned by the Fund(s) and, in accordance with procedures established by the Board, as amended from time to time, and in conjunction with the Manager, promptly notify the Manager and the Trust’s Fund Accounting Agent of Assets that the Adviser believes should be fair valued in accordance with the Trust’s Valuation Procedures. The Adviser will provide reasonable assistance in determining the fair value of the Assets, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for which market prices are not readily available, it being understood that the Adviser will not be responsible for determining the value of any such security.

2. Duties of the Manager. The Manager shall have responsibility for all services to be provided to the Funds pursuant to its Investment Advisory Agreement with the Trust, including overseeing:

(a)	regulatory filings by the Funds;

(b)	compliance by the Funds;

(c)	custody of Fund assets;

(d)	transfer agency in Fund shares; and

(e)	listing of Fund shares on NYSE Arca, Inc. or another national securities exchange.

The Manager shall also oversee the Adviser’s provision of services under this Agreement, and shall be primarily responsible for the U.S. sales and marketing of Fund shares.

3. Compensation. For the services to be provided by the Adviser pursuant to this Agreement, the Manager will pay the Adviser, and the Adviser agrees to accept as full compensation therefor, an advisory fee at the rate specified in Schedule B hereto. The fee will be calculated based on the average daily value of the Assets under the Adviser’s management and will be paid to the Adviser monthly. The Adviser may waive a portion of its fee, as permitted by law and agreed by the Manager. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

Exhibit I-5

4. Expenses. Each of the Manager and Adviser will furnish, at its expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for it to perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment necessary for the fulfillment of its responsibilities under this Agreement.

5. Liability and Indemnification. Each Party (the “Indemnifying Party”) agrees, at its expense, to defend, indemnify and hold the other Party, its affiliates, officers, directors, employees and agents (collectively, the “Indemnified Parties”), harmless from any and all claims, demands, damages, costs, expenses, suits, actions, liabilities and losses (including, without limitation, reasonable attorneys’ fees and expenses) arising by virtue of, in connection with, or related to, the Indemnifying Party’s performance hereunder or execution hereof, except as such claims, losses or damages may result from the Indemnified Party’s gross negligence, bad faith, willful misconduct or reckless disregard of its duties. In no event shall either Party be liable to the other Party for any special, consequential or punitive damages arising under or related to this Agreement. The Indemnified Party shall not be liable to the Indemnifying Party in connection with the Indemnified Party’s performance or execution hereof except as a result of such Indemnified Party’s gross negligence, bad faith, willful misconduct or reckless disregard of its duties. No compromise or settlement by the Indemnifying Party of any action or proceeding related to the transaction contemplated hereby shall be effective unless it also contains an unconditional release of the Indemnified Party except to the extent related to the gross negligence, bad faith, willful misconduct or reckless disregard of its duties of the Indemnified Party. Notwithstanding anything to the contrary herein, the indemnification obligations under this paragraph shall survive the termination of this Agreement.

6. Representations and Warranties of Adviser. The Adviser represents and warrants to the Manager and the Funds as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect. The Adviser further represents and warrants that it is duly licensed as a Renminbi Qualified Foreign Institutional Investor (“RQFII”), has all necessary permits to engage in securities investment-related activities in Hong Kong and the People’s Republic of China, and is in good standing with the China Securities Regulatory Commission and China’s State Administration of Foreign Exchange,. The Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)	The Adviser will immediately notify the Manager of the occurrence of any event that would substantially impair the Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act, including any actions taken by the SEC or Chinese authorities to place any restrictions on, or suspend or revoke its RQFII license or other comparable license. The Adviser will promptly notify the Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Adviser;

Exhibit I-6

(c)	The Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Adviser to the Funds and to perform the services described under this Agreement;

(d)	The Adviser is a corporation duly organized and validly existing under the laws of Hong Kong with the power to own and possess its assets and carry on its business as it is now being conducted;

(e)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(f)	This Agreement is a valid and binding agreement of the Adviser; and

(g)	The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

7. Representations and Warranties of the Manager. The Manager represents and warrants to the Adviser and the Funds as follows;

(a)	The Manager is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Manager will immediately notify the Adviser of the occurrence of any event that would substantially impair the Manager’s ability to fulfill its commitment under this Agreement or disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act. The Manager will also promptly notify the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Manager;

(c)	The Manager is fully authorized under all applicable law to enter into this Agreement and serve as Manager to the Funds and to perform the services described under this Agreement;

Exhibit I-7

(d)	The Manager is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(e)	The execution, delivery and performance by the Manager of this Agreement are within the Manager’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Manager for the execution, delivery and performance by the Manager of this Agreement, and the execution, delivery and performance by the Manager of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Manager’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Manager;

(f)	This Agreement is a valid and binding agreement of the Manager; and

(g)	The Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8. Duration and Termination.

(a)	This Agreement shall become effective upon the termination of the Current Sub-Advisory Agreement (the “Effective Date”) and shall continue in effect until the earlier of: (i) the approval of the New Advisory Agreement by a vote of the “majority of the outstanding voting securities” of the Fund; or (ii) the expiration of the one hundred and fifty (150) day period following the Effective Date (the earlier of such dates, the “Termination Date”). The Manager will be deemed to have terminated this Agreement on the Termination Date.

(b)	Notwithstanding the foregoing, this Agreement may be terminated at any time without payment of any penalty:

(i)	By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Manager, in each case, upon sixty (60) days’ written notice to the Adviser;

(ii)	By the Adviser upon sixty (60) days’ written notice to the Manager and the Board.

(iii)	By any party, to take effect immediately upon written notice to the other party, in the event that:

(A)	the license, approval, authorisation or consent held by any of the other parties which is required for the performance of its obligations under this Agreement and which has been granted ore given by any relevant regulatory authority, is terminated or suspended;

Exhibit I-8

(B)	any of the parties commits a material breach of this Agreement, which such material breach has not been cured by the breaching party within thirty (30) days from the date of notice from the other party of such material breach;

(C)	any step is taken with a view to the winding up, bankruptcy or administration of any party;

(D)	any adverse finding is made in respect of, or official sanction imposed on, any other party by any relevant regulatory authority which would be likely to affect its ability to perform its obligations under this Agreement; or

(E)	a relevant regulatory authority has held, or is likely to hold, any other party to be in breach of any regulatory or other duties in relation to this Agreement.

This Agreement shall terminate automatically and immediately in the event of breach of Clause 9 Confidentiality of this Agreement, or in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9. Confidentiality. Except as otherwise set forth in this Agreement or any other agreement between the parties, each party shall keep the Confidential Information of the other party secret and confidential and shall use such Confidential Information only in accordance with the terms of this Agreement, and shall not (without the prior written consent of the other party) disclose any part of that Confidential Information to any person other than to its designated person who is mutually agreed by both parties in advance for getting access to that Confidential Information in order for the parties to perform their obligations or receive the benefit of rights under this Agreement except for the regulatory requests made to the Manager and the Adviser arising from the applicable laws, including any demand of any regulatory or taxing authority having jurisdiction. For the purpose of this Agreement, “Confidential Information” means in relation to any party all confidential and proprietary information (whether such information is in oral or written form or is recorded in any other medium) about or pertaining to any business initiatives or evaluation of any future business initiative, or the business of that party which it disclosed to the other party or its employee, or which is acquired by or otherwise comes to the knowledge of the other party or its employee in connection with this Agreement or any future exchange of information between the parties (including the performance by a party of its obligations hereunder). It is understood that any information or recommendation supplied by the Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Funds, the Funds’ service providers, the Board, or such persons as the Manager, subject to the Adviser’s written consent, may designate in connection with the Funds. It is also understood that any information supplied to the Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with its obligation to provide investment advice and other services to the Funds. Except as required by applicable law or regulation, the terms of this Agreement, all non-public information pertaining to the establishment and on-going operation of the Funds and the actions of the Adviser and the Funds in respect thereof shall be considered as “Confidential Information.”

Exhibit I-9

10. Exclusivity. The services of the Manager and Adviser are not to be deemed exclusive, and the Manager and Adviser and their directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor of the Manager and Trust.

11. Supplemental Arrangements. The Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require approval of an advisory agreement pursuant to Section 15 of the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Adviser.

12. Use of Name. The Adviser grants the Manager use of the Adviser’s name(s), derivatives, logos, trademarks, service marks or trade names in connection with certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets, fund name and related materials, including advertising and marketing materials for the Funds. Such grant will be revoked as to future use as soon as this Agreement is terminated.

13. Amendments. This Agreement may be amended by mutual consent, subject to approval by the Board and the Funds shareholders to the extent and in the manner required by the 1940 Act.

14. Governing Law. This Agreement shall be governed by the laws of the State of Delaware.

15. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16. Trust and Shareholder Liability. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that any claims against or liabilities of the Trust shall be limited in all cases to the Trust and its assets, and if the liability or claim relates to one or more Fund, they shall be limited to the respective assets of that Fund. The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

17. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Manager at:	Krane Funds Advisors, LLC 280 Park Avenue 32nd Floor New York, NY 10017

To the Manager at:	Bosera Asset Management (International) Company Limited Suite 4109 Jardine House One Connaught Place, Central, Hong Kong

18. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

Exhibit I-10

ADVISER:	ADVISER:

Krane Funds Advisors, LLC	Bosera and Management (International) Company Limited

By:	By:
Name:	Name:
Title:	Title:

Exhibit I-11

Schedule A
to the
Sub-Advisory Agreement
by and among
Bosera Asset Management (International) Company Limited
and
Krane Funds Advisors, LLC

As of __, 2026

KraneShares Bosera MSCI China A 50 Connect Index ETF
KraneShares SSE STAR Market 50 Index ETF

Sch. A-1

Schedule B
to the
Investment Advisory Agreement
by and among
Bosera Asset Management (International) Company Limited
and
Krane Funds Advisors, LLC

As of __, 2026

KraneShares Bosera MSCI China A 50 Connect Index ETF

The Manager shall pay the Adviser fifteen (15%) percent of the Net Revenue received by the Manager from KraneShares Bosera MSCI China A 50 Connect Index ETF under the Investment Advisory Agreement. Net Revenue is defined for these purposes as gross revenue minus the gross fund-related expenses incurred by the Manager (including any waiver by the Manager of its compensation under the Investment Advisory Agreement and any reimbursements by the Manager of the Fund’s expenses).

KraneShares SSE STAR Market 50 Index ETF

The Manager shall pay the Adviser a 12 basis points (0.12%) sub-advisory fee based upon the monthly average assets under management of KraneShares SSE Star Market 50 Index ETF. The sub-advisory fee shall be payable on a monthly basis in arrears.

Sch. B-1

EXHIBIT J

Additional Information Regarding Board Considerations

What Did the Board Consider in Approving the New Advisory Agreement and the Interim Advisory Agreement?

At a meeting held on February 20, 2026, the Board, including all of the Independent Trustees, voted to approve the New Advisory Agreement and the Interim Advisory Agreement (together, the “Agreements”) with respect to each Fund. In advance of the Board meeting, and at a separate meeting of the Independent Trustees in executive session held on February 20, 2026, the Board received and considered information from Krane provided in response to written requests from independent legal counsel to the Independent Trustees relating to consideration of the Agreements with respect to each Fund.

In evaluating the Agreements, the Board considered, among other matters: (1) the nature, extent, and quality of the services provided to each Fund by Krane; (2) the compensation proposed to by paid by each Fund under the Agreements; (3) the costs of the services provided by Krane and the profitability of Krane with respect to its relationship with the Funds; (4) the extent to which economies of scale could be realized as the Funds grow and whether the unitary fee charged to the Funds under the Agreements will enable investors in the Funds to share in any such economies of scale; and (5) other benefits Krane receives from its relationship with the Funds. Certain of the factors considered in the Board’s deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another or attributed different weights to various factors.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by Krane and to consider the terms of the Agreements. The Independent Trustees also had an opportunity to meet in executive session with representatives of Krane’s executive management team. Based on its evaluation of those materials, discussions with management, and the information the Board received throughout the year at its regular meetings, the Board, including the Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Extent and Quality of Services

The Board considered the nature, quality, and extent of the services that will be provided by Krane under the Agreements. The Board considered that the services currently provided by Krane will continue under the Agreements, and that there will be no change to the Krane personnel providing such services to the Funds. The Board considered the responsibilities of Krane with respect to each Fund under the Agreements, including its obligation to oversee the services provided by sub-advisers to certain Funds.

The Board took note of the qualifications, background and responsibilities of Krane’s senior personnel who provide services to the Funds. The Board noted management’s representation that Krane will retain its investment, compliance and operational personnel after the Transaction.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, extent and quality of the services provided and to be provided by Krane under the Agreements.

Investment Performance

The materials provided in advance of the Meeting contained information related to each Fund’s performance versus its broad Morningstar peer group, as well as a select group of competitors identified by Krane and, in certain cases, a second peer group curated to better reflect the strategy of a particular Fund. The Board also reviewed the tracking error for those Funds that are passively managed and track an identified index. The Board noted that tracking error was within expected ranges.

Exhibit J-1

Compensation

The Board considered that the unitary fee proposed to be paid by each Fund would be unchanged after the Transaction. The Board considered that under the unitary fee arrangement, Krane is responsible for paying most of each Fund’s expenses, including those of its principal service providers and any sub-adviser. The Board considered the information provided by Krane regarding the fees paid by each Fund in light of the nature, quality and extent of the services provided by Krane. The Board noted that the management fees paid by many of the Funds are higher than the median management fee within their respective Morningstar peer groups and that the total expense ratios of many Funds are managed through the use of expense waivers. The Board considered that the Funds offer unique investment exposure for investors in U.S. registered funds and considered the operational costs and entrepreneurial risks that will continue to be incurred by Krane under the Agreements.

The Board considered that, under the Interim Advisory Agreement, fees paid to Krane by a particular Fund would be escrowed, but that Krane would have to continue to pay the sub-adviser to such Fund. The Board discussed a proposed additional fee waiver for IVOL and considered that such waiver would benefit the shareholders of IVOL. The Board noted that, with the exception of a resulting reduction in IVOL’s total expense ratio, the advisory fee and total expense ratio of each Fund will not change as a result of the Transaction.

Costs and Profitability

The Board considered a report of Fund-by-Fund profitability prepared by Krane. The Board considered the effect of each Fund’s assets under management on the potential profitability of such Fund under the unitary fee structure.

Other Benefits

The Board noted that certain members of management will participate in ownership of Krane subsequent to the Transaction. The Board did not observe any other specific benefits to be realized by Krane or its management as a result of the Transaction.

Economies of Scale

The Board considered whether fees under the Agreements reflect the potential for economies of scale for the benefit of Fund shareholders. The Board determined that, at present, economies of scale are not a material factor for the Board to consider in connection with Agreements.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors in their review of the Agreements. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards and judicial precedent applicable to its consideration of the Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements contained in the Agreements are reasonable and in the best of interests of shareholders.

Exhibit J-2

EXHIBIT K

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

To vote by Telephone

To vote by Mail

V85647-S33102

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

Please complete, date and sign this proxy and return it promptly in the enclosed envelope.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

KEEP THIS POR TION FOR YOUR RECORDS DE T ACH AND RETURN THIS POR TION ON L Y TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signatu r e [PLEASE SIGN WITHIN BOX] Date Signatu r e [Joint Owners] Date KRANESHARES TRUST 280 P ARK A VENUE 32ND FLOOR NEW YORK, NY 10017 Please complete, date and sign this p r oxy and r etu rn it p r omptly in the enclosed envelope . Please sign exactly as your name(s) appear(s) he r eon . When signing as atto r ne y , executo r , administrato r , or other fiduciar y , please give full title as such . Joint owners should each sign personall y . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized o ffice r . 1. T o app r ove a new investment advisory ag r eement between Krane and the T rust on behalf of each Fund. The Boa r d of T rustees r ecommends you vote FOR the following: T o transact any other business as may p r operly come befo r e the Special Meeting and any adjou r nments or postponements the r eof. V85647 - S33102 Fo r Agains t Abstain ! ! ! To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1 - 800 - 690 - 6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Chec k th e appropriat e bo x o n th e prox y car d below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. If you vote by T elephone or Internet, you do not need to mail your prox y . SCAN T O VIE W M A TERIAL S & VO TE

Exhibit K-1

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Notice of Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

V85648-S33102

The undersigned hereby appoints (TBD) and (TBD) and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting to be held at the offices of Krane Funds Advisors, LLC (“Krane”) at 280 Park Avenue, 32nd Floor, New York, New York 10017, on May 7, 2026, at TBD Eastern time, and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the meeting, and at any and all adjournments and postponements thereof. **In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Special Meeting, and at any and all adjournments and postponements thereof.**

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Important Notice Rega r ding the A vailability of Pr oxy Materials for the Sha r eholder Meeting: The Notice of Meeting of Sha r eholders and P r oxy Statement a r e available at ww w .p r oxyvote.com. V85648 - S33102 KRANESHARES TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON M A Y 7, 2026 A T TBD EASTERN TIME (the "Special Meeting") The undersigned he r eby appoints (TBD) and (TBD) and each of them separatel y , with full power of substitution to each, as p roxies of the undersigned, to r ep r esent the undersigned and to vote, as designated on the r everse side of this p r oxy ca r d, at the above - stated Special Meeting to be held at the o ffices of Krane Funds Advisors, LLC (“Krane”) at 280 Park A venue, 32 nd Floo r , New Y ork, New Y ork 10017 , on May 7 , 2026 , at TBD Easte r n time, and at any and all adjou r nments and postponements the r eof, al l sha r es o f th e Fun d tha t th e undersigne d i s entitle d t o vot e a t th e meeting , an d a t an y an d al l adjou r nment s an d postponements the r eof, on the matter listed on the r everse side of this p r oxy ca r d and in their disc r etion on any other matter which may come befo r e the meeting, and at any and all adjou r nments and postponements the r eof . In a case whe r e the undersigned fails to designate a choice on the matter listed on the r everse side of this p r oxy ca r d, the p r oxies will vote in favor of the matter at the Special Meeting, and at any and all adjou r nments and postponements the r eof . PLEASE VOTE, SIGN AND D A TE THIS PROXY AND RETURN IT IN THE ENCLOSED POS T AGE - P AID ENVELOPE

Exhibit K-2

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

To vote by Telephone

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

V85649-S33102

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

Please complete, date and sign this proxy and return it promptly in the enclosed envelope.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

KEEP THIS POR TION FOR YOUR RECORDS DE T ACH AND RETURN THIS POR TION ON L Y TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signatu r e [PLEASE SIGN WITHIN BOX] Date Signatu r e [Joint Owners] Date KRANESHARES TRUST 280 P ARK A VENUE 32ND FLOOR NEW YORK, NY 10017 Please complete, date and sign this p r oxy and r etu rn it p r omptly in the enclosed envelope . Please sign exactly as your name(s) appear(s) he r eon . When signing as atto r ne y , executo r , administrato r , or other fiduciar y , please give full title as such . Joint owners should each sign personall y . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized o ffice r . 1. T o app r ove a new investment advisory ag r eement between Krane and the T rust on behalf of each Fund. 2. T o authorize KraneSha r es Bosera MSCI China A 50 Connect Index ETF (KBA) to r ely on a manager of managers exemptive o r de r . The Boa r d of T rustees r ecommends you vote FOR the following: T o transact any other business as may p r operly come befo r e the Special Meeting and any adjou r nments or postponements the r eof. V85649 - S33102 Fo r Agains t Abstain ! ! ! ! ! ! To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1 - 800 - 690 - 6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Chec k th e appropriat e boxe s o n th e prox y car d below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. If you vote by T elephone or Internet, you do not need to mail your prox y . SCAN T O VIE W M A TERIAL S & VO TE

Exhibit K-3

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Notice of Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

V85650-S33102

The undersigned hereby appoints (TBD) and (TBD) and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting to be held at the offices of Krane Funds Advisors, LLC ("Krane") at 280 Park Avenue, 32nd Floor, New York, New York 10017, on May 7, 2026, at TBD Eastern time, and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the meeting, and at any and all adjournments and postponements thereof. **In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Special Meeting, and at any and all adjournments and postponements thereof.**

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Important Notice Rega r ding the A vailability of Pr oxy Materials for the Sha r eholder Meeting: The Notice of Meeting of Sha r eholders and P r oxy Statement a r e available at ww w .p r oxyvote.com. V85650 - S33102 KRANESHARES TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON M A Y 7, 2026 A T TBD EASTERN TIME (the "Special Meeting") The undersigned he r eby appoints (TBD) and (TBD) and each of them separatel y , with full power of substitution to each, as p roxies of the undersigned, to r ep r esent the undersigned and to vote, as designated on the r everse side of this p r oxy ca r d, at the above - stated Special Meeting to be held at the o ffices of Krane Funds Advisors, LLC (“Krane”) at 280 Park A venue, 32 nd Floo r , New Y ork, New Y ork 10017 , on May 7 , 2026 , at TBD Easte r n time, and at any and all adjou r nments and postponements the r eof, al l sha r es o f th e Fun d tha t th e undersigne d i s entitle d t o vot e a t th e meeting , an d a t an y an d al l adjou r nment s an d postponements the r eof, on the matter listed on the r everse side of this p r oxy ca r d and in their disc r etion on any other matter which may come befo r e the meeting, and at any and all adjou r nments and postponements the r eof . In a case whe r e the undersigned fails to designate a choice on the matter listed on the r everse side of this p r oxy ca r d, the p r oxies will vote in favor of the matter at the Special Meeting, and at any and all adjou r nments and postponements the r eof . PLEASE VOTE, SIGN AND D A TE THIS PROXY AND RETURN IT IN THE ENCLOSED POS T AGE - P AID ENVELOPE

Exhibit K-4